                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM N-CSR
   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                                    811-4577

                      (Investment Company Act File Number)

                       Federated Income Securities Trust
        _______________________________________________________________

               (Exact Name of Registrant as Specified in Charter)

                           Federated Investors Funds
                              5800 Corporate Drive
                      Pittsburgh, Pennsylvania 15237-7000
                    (Address of Principal Executive Offices)

                                 (412) 288-1900
                        (Registrant's Telephone Number)

                           John W. McGonigle, Esquire
                           Federated Investors Tower
                              1001 Liberty Avenue
                      Pittsburgh, Pennsylvania 15222-3779
                    (Name and Address of Agent for Service)
               (Notices should be sent to the Agent for Service)

                       Date of Fiscal Year End:  10/31/07

             Date of Reporting Period:  Fiscal year ended 10/31/07

ITEM 1.     REPORTS TO STOCKHOLDERS

Federated
World-Class Investment Manager

Federated Muni and Stock Advantage Fund

Established 2003

A Portfolio of Federated Income Securities Trust

ANNUAL SHAREHOLDER REPORT

October 31, 2007

Class A Shares
Class B Shares
Class C Shares
Class F Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLES
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended October 31,						Two Months Ended		Period Ended
	2007		2006		2005		10/31/2004	[1]	8/31/2004	[2]
Net Asset Value, Beginning of Period	$12.09		$11.10		$10.69		$10.53		$10.00
Income From Investment Operations:
Net investment income	0.37		0.38		0.37		0.06		0.41	[3]
Net realized and unrealized gain on investments, foreign currency transactions and futures contracts	0.20		0.96		0.42		0.16		0.47
TOTAL FROM INVESTMENT OPERATIONS	0.57		1.34		0.79		0.22		0.88
Less Distributions:
Distributions from net investment income	(0.38)		(0.35)		(0.38)		(0.06)		(0.35)
Distributions from net realized gain on investments, foreign currency transactions and futures contracts	(0.20)		--		--		--		--
TOTAL DISTRIBUTIONS	(0.58)		(0.35)		(0.38)		(0.06)		(0.35)
Net Asset Value, End of Period	$12.08		$12.09		$11.10		$10.69		$10.53
Total Return [4]	4.79%		12.31%		7.49%		2.13%		8.92%

Ratios to Average Net Assets:
Net expenses	1.00	% [5]	1.00	% [5]	0.80	% [5]	0.55	% [6]	0.31	% [6]
Net investment income	3.12%		3.32%		3.44%		3.48	% [6]	4.30	% [6]
Expense waiver/reimbursement [7]	0.44%		0.45%		0.67%		1.23	% [6]	1.45	% [6]
Supplemental Data:
Net assets, end of period (000 omitted)	$588,344		$465,673		$314,215		$140,170		$122,672
Portfolio turnover	72%		42%		9%		17%		39%

1 The Fund changed its fiscal year end from August 31 to October 31.

2 Reflects operations for the period from September 26, 2003 (date of initial public investment) to August 31, 2004.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferredsales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 1.00%, 1.00% and 0.80% after taking into account these expense reductions for the years ended October 31, 2007, 2006 and 2005, respectively.

6 Computed on an annualized basis.

7 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class B Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended October 31,						Two Months Ended		Period Ended
	2007		2006		2005		10/31/2004	[1]	8/31/2004	[2]
Net Asset Value, Beginning of Period	$12.09		$11.10		$10.69		$10.53		$10.00
Income From Investment Operations:
Net investment income	0.28		0.29		0.27		0.04		0.32	[3]
Net realized and unrealized gain on investments, foreign currency transactions and futures contracts	0.19		0.97		0.42		0.17		0.47
TOTAL FROM INVESTMENT OPERATIONS	0.47		1.26		0.69		0.21		0.79
Less Distributions:
Distributions from net investment income	(0.29)		(0.27)		(0.28)		(0.05)		(0.26)
Distributions from net realized gain on investments, foreign currency transactions and futures contracts	(0.20)		--		--		--		--
TOTAL DISTRIBUTIONS	(0.49)		(0.27)		(0.28)		(0.05)		(0.26)
Net Asset Value, End of Period	$12.07		$12.09		$11.10		$10.69		$10.53
Total Return [4]	3.93%		11.48%		6.53%		1.97%		7.99%

Ratios to Average Net Assets:
Net expenses	1.75	% [5]	1.75	% [5]	1.70	% [5]	1.55	% [6]	1.31	% [6]
Net investment income	2.37%		2.58%		2.56%		2.48	% [6]	3.27	% [6]
Expense waiver/reimbursement [7]	0.44%		0.45%		0.52%		0.98	% [6]	1.20	% [6]
Supplemental Data:
Net assets, end of period (000 omitted)	$81,930		$70,323		$57,182		$34,834		$31,700
Portfolio turnover	72%		42%		9%		17%		39%

1 The Fund changed its fiscal year end from August 31 to October 31.

2 Reflects operations for the period from September 26, 2003 (date of initial public investment) to August 31, 2004.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 1.75%, 1.75% and 1.70% after taking into account these expense reductions for the years ended October 31, 2007, 2006 and 2005, respectively.

6 Computed on an annualized basis.

7 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class C Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended October 31,						Two Months Ended		Period Ended
	2007		2006		2005		10/31/2004	[1]	8/31/2004	[2]
Net Asset Value, Beginning of Period	$12.09		$11.10		$10.68		$10.52		$10.00
Income From Investment Operations:
Net investment income	0.28		0.29		0.27		0.04		0.32	[3]
Net realized and unrealized gain on investments, foreign currency transactions and futures contracts	0.19		0.97		0.43		0.17		0.46
TOTAL FROM INVESTMENT OPERATIONS	0.47		1.26		0.70		0.21		0.78
Less Distributions:
Distributions from net investment income	(0.29)		(0.27)		(0.28)		(0.05)		(0.26)
Distributions from net realized gain on investments, foreign currency transactions and futures contracts	(0.20)		--		--		--		--
TOTAL DISTRIBUTIONS	(0.49)		(0.27)		(0.28)		(0.05)		(0.26)
Net Asset Value, End of Period	$12.07		$12.09		$11.10		$10.68		$10.52
Total Return [4]	3.94%		11.48%		6.63%		1.97%		7.90%

Ratios to Average Net Assets:
Net expenses	1.75	% [5]	1.75	% [5]	1.70	% [5]	1.55	% [6]	1.31	% [6]
Net investment income	2.37%		2.57%		2.56%		2.48	% [6]	3.28	% [6]
Expense waiver/reimbursement [7]	0.44%		0.45%		0.52%		0.98	% [6]	1.20	% [6]
Supplemental Data:
Net assets, end of period (000 omitted)	$181,358		$122,419		$79,891		$42,816		$38,500
Portfolio turnover	72%		42%		9%		17%		39%

1 The Fund changed its fiscal year end from August 31 to October 31.

2 Reflects operations for the period from September 26, 2003 (date of initial public investment) to August 31, 2004.

3 Per share numbers have been calculated using the average shares method.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 1.75%, 1.75% and 1.70% after taking into account these expense reductions for the years ended October 31, 2007, 2006 and 2005, respectively.

6 Computed on an annualized basis.

7 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class F Shares

(For a Share Outstanding Throughout the Period)

	Period Ended
	10/31/2007	[1]
Net Asset Value, Beginning of Period	$12.27
Income From Investment Operations:
Net investment income	0.14
Net realized and unrealized loss on investments and foreign currency transactions	(0.18)
TOTAL FROM INVESTMENT OPERATIONS	(0.04)
Less Distributions:
Distributions from net investment income and foreign currency transactions	(0.15)
Net Asset Value, End of Period	$12.08
Total Return [2]	(0.31)%

Ratios to Average Net Assets:
Net expenses	0.96	% [3,4]
Net investment income	3.16	% [3]
Expense waiver/reimbursement [5]	0.44	% [3]
Supplemental Data:
Net assets, end of period (000 omitted)	$10,589
Portfolio turnover [6]	72%

1 Reflects operations for the period from May 31, 2007 (date of initial public investment) to October 31, 2007.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

3 Computed on an annualized basis.

4 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratio is 0.96% after taking into account this expense reduction for the period ended October 31, 2007.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

6 Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2007.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2007 to October 31, 2007.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2007	Ending Account Value 10/31/2007	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$1,005.20	$5.05
Class B Shares	$1,000	$1,000.60	$8.82
Class C Shares	$1,000	$1,000.60	$8.82
Class F Shares	$1,000	$996.90	$4.04
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,020.16	$5.09
Class B Shares	$1,000	$1,016.38	$8.89
Class C Shares	$1,000	$1,016.38	$8.89
Class F Shares	$1,000	$1,020.37	$4.89

1 "Actual" expense information for the Fund's Class F Shares is for the period from May 31, 2007 (date of initial public investment) to October 31, 2007. Actual expenses are equal to the annualized net expense ratio of the Fund's Class F Shares, multiplied by 154/365 (to reflect the period from initial public investment to October 31, 2007). "Hypothetical" expense information for Class A Shares, Class B Shares, Class C Shares and Class F Shares is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but it is multiplied by 184/365 (to reflect the full half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.00%
Class B Shares	1.75%
Class C Shares	1.75%
Class F Shares	0.96%

Management's Discussion Of Fund Performance

The fund's total return, based on net asset value, for the 12-month reporting period ended October 31, 2007, was 4.79% for Class A Shares, 3.93% for Class B Shares and 3.94% for Class C Shares. The total return, based on net asset value, for the Fund's Class F Shares from May 31, 2007 (date of initial public investment) to October 31, 2007 was (0.31)%. These returns were less than the 8.11% total return of the Morningstar Conservative Allocation Funds Average. 1

The fund's investment strategy focused on income earning investments, specifically high-quality, dividend-paying stocks and intermediate to long-term tax-exempt municipal bonds to achieve the fund's primary income objective and secondary capital appreciation objective. The most significant factors affecting the fund's performance during the reporting period were: (a) the fund's allocation between stocks and tax-exempt municipal bonds; (b) the selection of equity securities of similar issuers (referred to as sectors); (c) the selection of tax-exempt municipal securities with different maturities (expressed by a yield curve showing the relative yield of similar securities with different maturities), different credit characteristics or different structural attributes; and (d) the effective duration of the fund's tax-exempt municipal bond portfolio.

The following discussion will focus on the performance of the fund's Class A Shares. The 4.79% total return of the Class A Shares for the reporting period consisted of (0.08)% in price appreciation and 4.87% in reinvested dividends.

1 Morningstar figures represent the average total returns reported by all mutual funds designated by Morningstar, Inc. as falling into the category indicated. They do not reflect sales charges. Investments cannot be made directly in an average. The total return for the 12-month reporting period for the fund's benchmark indexes, the Lehman Brothers Municipal Bond Index ("LBMB") and the Russell 1000® Value Index ("RU1000"), were 2.91% and 10.86% respectively. The LBMB is a broad market performance benchmark for the tax-exempt bond market. As of October 2007, approximately 42,900 bonds were included in the index with a market value of $1.07 trillion. To be included in the LBMB, bonds must have a minimum credit rating of at least Baa3/BBB-, an outstanding par value of at least $7 million, be issued as part of a transaction of at least $75 million that took place after December 31, 1990 and have at least one year of remaining maturity. The index includes both zero coupon bonds and bonds subject to the alternative minimum tax. The RU1000 measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The indexes are not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the fund's performance. The indexes are unmanaged, and it is not possible to invest directly in an index. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which are not reflected in the total return of the LBMB or RU1000.

MARKET OVERVIEW

During the 12-month reporting period, U.S. equity markets rallied during the first half of the fund's fiscal year based on the strength of surprisingly strong earnings and merger/acquisition activity. The second half of the fiscal year started with concerns regarding credit deterioration in the U.S. subprime mortgage market and transformed into a significant global credit crunch which threatened the financial markets. World Central Banks, including the U.S. Federal Reserve (the "Fed"), responded by providing immediate liquidity to the markets. With the fear of the credit crunch flowing into the broader market, the most recent inflation numbers easing and confirmation of a slowing U.S. economy, the U.S. Fed made an aggressive move lowering the Federal Funds Target Rate and discount rate 0.50%. This helped to improve liquidity and investor confidence and resulted in the markets staging a strong recovery late in the reporting period.

The S&P 500 Index 2 returned 14.56% for the 12-month reporting period. The Nasdaq Composite Index 3 returned 21.74% for the reporting period. In general for the full fiscal year, stocks with larger market capitalizations outperformed small capitalization stocks, growth outperformed value, and cyclically driven stocks outperformed stocks with consumer exposure. Strong performance in the Energy, Information Technology, and Materials sectors dominated weak performance in the Financials and Consumer Discretionary sectors during the reporting period.

2 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the fund, is not affected by cashflows. Investments cannot be made directly in an index.

3 The Nasdaq Composite Index is an index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq stock market. The index is unmanaged and, unlike the fund, is not affected by cashflows. Investments cannot be made directly in an index.

The 10-year U.S. Treasury yield ranged from 4.33% to 5.30% over the 12-month reporting period, ending at 4.48%, down 12 basis points from a year earlier. Municipal Market Data (MMD) 4 10-year "AAA" tax-exempt municipal yields also fluctuated during the reporting period, but ended the reporting period up 17 basis points from a year earlier at 3.81%. The 30-year MMD yield increased by 33 basis points during the reporting period. The financial market disturbances related to subprime mortgages caused Treasury bonds to outperform tax-exempt municipal bonds during the reporting period. Within tax-exempt municipal bonds, higher credit quality bonds outperformed lower credit quality securities. In addition, the Fed's easing of monetary policy caused the tax-exempt municipal yield curve--the difference between 1 and 30 year MMD yields--to steepen to 108 basis points from 59 basis points one year ago. As short-term market yields fell and long-term market yields rose, short-term and intermediate-term tax-exempt municipal bonds posted more favorable price performance than long-term securities.

PORTFOLIO ALLOCATION

During the 12-month reporting period, the fund's portfolio was allocated between stocks and tax-exempt municipal bonds according to various factors. The factors reflect the fund's primary investment objective of tax advantaged income 5 and its secondary objective of capital appreciation. 6 The factors used were: 1) maintenance of at least 50% exposure to tax-exempt municipal securities in order to comply with IRS rules governing the payment of tax-exempt dividends from the tax-exempt municipal portion of the portfolio; 2) the fund's ability to pay and maintain an attractive level of dividends; and 3) the expected relative total return of tax-exempt municipal bonds and stocks. The allocation at the end of the reporting period on October 31, 2007 was 58.4% tax-exempt municipal bonds, 36.3% stocks, and 5.3% municipal cash equivalents.

4 MMD is a market data provider that produces daily generic yield curves of investment grade municipal bonds based on a survey of municipal securities dealers and observed trades. The MMD "AAA" yield curve is a widely used reference for top credit quality municipal bonds in the marketplace.

5 After-tax returns are calculated using a standard set of assumptions. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The state returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the fund and shows the effect of taxes on fund distributions. Return After Taxes on Distribution and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as applicable state and local taxes. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA, 401(k) plan or variable annuities.

6 Fund income may be subject to state and local taxes. Although this fund pursues tax-advantaged income and seeks to invest primarily in securities whose interest is not subject to the federal alternative minimum tax, there are no assurances that it will achieve these goals.

The fund's allocation had a material effect on performance because tax-exempt municipal bonds and stocks had divergent total returns. For the 12-month reporting period, the RU1000 posted a total return of 10.86%, while the LBMB posted a total return of 2.91%. Weighting these benchmarks (60% LBMB and 40% RU1000), the blended benchmark return was 6.09% for the reporting period. For the reporting period, the total return on the fund's Class A Shares underperformed the weighted benchmark.

SECTOR AND SECURITY SELECTION - EQUITY STOCKS

The equity component of the portfolio surpassed returns of the RU1000 during the 12-month reporting period. During the reporting period, the fund's equity portfolio managers focused on realization of the fund's tax-advantaged income and total return objectives by purchasing and holding income producing equity securities with favorable valuation levels. Growth strategies generally outperformed value strategies during the reporting period which was a negative influence on portfolio performance. Strategies with larger capitalizations outperformed smaller capitalizations during the reporting period which was a positive influence on the portfolio performance. Strategies with yields greater than 3% significantly underperformed the market during the reporting period which was also a negative influence on the portfolio's performance.

Both sector allocations and stock selection positively contributed to the fund's equity performance. Overweights in the Telecommunication Services and Consumer Staples sectors enhanced the fund's performance during the reporting period. Detracting from performance were sector underweights in Energy and Utilities. The fund had favorable stock selection in the Financials, Consumer Staples, Consumer Discretionary, and Information Technology sectors, which benefited performance, while poor stock selection in Energy, Health Care and Industrials hindered performance.

sector and security selection - tax-exempt municipal bonds

The performance of the tax-exempt municipal bond component of the fund's portfolio lagged the return of the LBMB during the 12-month reporting period. The fund's bond portfolio manager attempted to balance the fund's tax-advantaged income and total return objectives during the reporting period given that the higher income components of the municipal bond market produced inferior total return relative to lower income, higher quality bonds. The bond portfolio manager's strategies were to: 1) maintain exposure to intermediate and long-term tax-exempt municipal bonds to capture the income advantages of such securities relative to tax-exempt municipal bonds with shorter maturities; 2) invest only in tax-exempt municipal bonds whose interest is not subject to (or not a specific preference item for purposes of) the federal alternative minimum tax for individuals or corporations; 3) maintain a significant weighting in low investment-grade and noninvestment-grade bonds, 7 or equivalents, given their income advantages, while reducing the allocation somewhat to diminish fund exposure to anticipated price underperformance of such holdings; and 4) adjusting portfolio duration, 8 or sensitivity to interest rates and yield curve exposures, in an effort to enhance bond portfolio total return as market interest rates fluctuate.

7 Investment-grade securities are securities that are rated at least "BBB" or unrated securities of a comparable quality. Noninvestment-grade securities are securities that are not rated at least "BBB" or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.

8 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations.

The fund's yield curve positioning and credit quality exposure detracted from fund performance. The fund's significant allocation to long-term tax-exempt municipal bonds with maturities of 22 years or more--which represented about 49% of the fund's tax-exempt municipal bond holdings during the reporting period--sharply underperformed the LBMB as the tax-exempt municipal yield curve steepened and prices of long-term securities fell. Portfolio holdings of "BBB" and lower rated (or non-rated comparable quality) tax-exempt municipal bonds--the allocation to which was reduced from 36% of the fund's tax-exempt municipal bond holdings in fiscal year 2006 to about 30% during the 12-month reporting period--also detracted from fund performance as widening credit spreads resulted in sharper price declines for such securities relative to higher quality, lower yielding securities. 9 In addition, the fund's modest allocation to floating rate securities whose valuation is linked to the level of municipal versus taxable interest rates detracted from fund performance as municipal bonds under-performed high quality taxable bonds.

duration - tax-exempt municipal bonds

Duration management is a component of the fund's investment strategy. Over the 12-month reporting period, the duration of the fund's tax-exempt municipal bond portfolio averaged 6.5 years, which was longer than the duration of the LBMB. This longer duration reflected the fund's focus on intermediate and long-term securities given their yield advantages. Although the fund's holdings were dominated by securities with relatively high coupon interest rates as a defensive measure to dampen duration, the fund's longer duration relative to the LBMB detracted from fund performance as tax-exempt municipal interest rates rose.

9 Bond prices are sensitive to changes in interest rates and interest rate spreads between bonds of varying credit quality. A rise in interest rates or interest rate spreads can cause a decline in their prices.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Muni and Stock Advantage Fund (Class A Shares) (the "Fund") from September 26, 2003 (start of performance) to October 31, 2007, compared to the Lehman Brothers Municipal Bond Index (LBMB) 2 and the Russell 1000 Value Index (RU1000). 2

Average Annual Total Returns [3] for the Period Ended 10/31/2007
1 Year	(0.94)%
Start of Performance (9/26/2003)	7.21%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMB and the RU1000 have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The LBMB and RU1000 are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The LBMB is a broad market performance benchmark for the tax-exempt bond market. As of October 2007, approximately 42,921 bonds were included in the index with a market value of $1.07 trillion. To be included in the LBMB, bonds must have a minimum credit rating of at least Baa3/BBB-, an outstanding par value of at least $7 million, be issued as part of a transaction of at least $75 million that took place after December 31, 1990 and have at least one year of remaining maturity. The index includes both zero coupon bonds and bonds subject to alternative minimum tax. The RU1000 measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Muni and Stock Advantage Fund (Class B Shares) (the "Fund") from September 26, 2003 (start of performance) to October 31, 2007, compared to the Lehman Brothers Municipal Bond Index (LBMB) 2 and the Russell 1000 Value Index (RU1000). 2

Average Annual Total Returns [3] for the Period Ended 10/31/2007
1 Year	(1.57)%
Start of Performance (9/26/2003)	7.38%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales of 5.50%, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMB and the RU1000 have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The LBMB and RU1000 are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The LBMB is a broad market performance benchmark for the tax-exempt bond market. As of October 2007, approximately 42,921 bonds were included in the index with a market value of $1.07 trillion. To be included in the LBMB, bonds must have a minimum credit rating of at least Baa3/BBB-, an outstanding par value of at least $7 million, be issued as part of a transaction of at least $75 million that took place after December 31, 1990 and have at least one year of remaining maturity. The index includes both zero coupon bonds and bonds subject to alternative minimum tax. The RU1000 measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Muni and Stock Advantage Fund (Class C Shares) (the "Fund") from September 26, 2003 (start of performance) to October 31, 2007, compared to the Lehman Brothers Municipal Bond Index (LBMB) 2 and the Russell 1000 Value Index (RU1000). 2

Average Annual Total Returns [3] for the Period Ended 10/31/2007
1 Year	2.94%
Start of Performance (9/26/2003)	7.78%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the 1.00% contingent deferred sales charge, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMB and RU1000 have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The LBMB and RU1000 are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The LBMB is a broad market performance benchmark for the tax-exempt bond market. As of October 2007, approximately 42,921 bonds were included in the index with a market value of $1.07 trillion. To be included in the LBMB, bonds must have a minimum credit rating of at least Baa3/BBB-, an outstanding par value of at least $7 million, be issued as part of a transaction of at least $75 million that took place after December 31, 1990 and have at least one year of remaining maturity. The index includes both zero coupon bonds and bonds subject to alternative minimum tax. The RU1000 measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS F SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Muni and Stock Advantage Fund (Class F Shares) (the "Fund") from May 31, 2007 (start of performance) to October 31, 2007, compared to the Lehman Brothers Municipal Bond Index (LBMB) 2 and the Russell 1000 Value Index (RU1000). 2

Cumulative Total Return [3] for the Period Ended 10/31/2007
Start of Performance (5/31/2007)	(2.25)%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 1.00% and the 1.00% contingent deferred sales charge, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). A 1.00% contingent deferred sales charge would be applied to any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMB and RU1000 have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The LBMB and RU1000 are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The LBMB is a broad market performance benchmark for the tax-exempt bond market. As of October 2007, approximately 42,921 bonds were included in the index with a market value of $1.07 trillion. To be included in the LBMB, bonds must have a minimum credit rating of at least Baa3/BBB-, an outstanding par value of at least $7 million, be issued as part of a transaction of at least $75 million that took place after December 31, 1990 and have at least one year of remaining maturity. The index includes both zero coupon bonds and bonds subject to alternative minimum tax. The RU1000 measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Tables

At October 31, 2007, the Fund's portfolio composition 1 was as follows:

Sector	Percentage of Total Net Assets
Tax-Exempt, Fixed-Income Securities	58.5%
Equity Securities	36.4%
Cash Equivalents [2]	5.3%
Other Assets and Liabilities--Net [3]	(0.2)%
TOTAL	100.0%

At October 31, 2007, the Fund's sector composition 4 for its equity securities was as follows:

Sector Composition	Percentage of Equity Securities
Financials	21.0%
Consumer Staples	13.9%
Energy	11.9%
Health Care	11.9%
Industrials	9.9%
Telecommunication Services	9.5%
Information Technology	6.4%
Utilities	6.3%
Consumer Discretionary	4.9%
Materials	4.3%
TOTAL	100.0%

1 See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.

2 Cash Equivalents includes any investments in tax-exempt variable rate instruments.

3 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

4 Sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

At October 31, 2007, the Fund's sector composition 5 for its tax-exempt securities was as follows:

Sector Composition	Percentage of Municipal Securities
Insured	43.2%
Refunded	9.6%
Hospital	8.8%
Senior Care	7.3%
Education	5.3%
Special Tax	4.1%
General Obligation--State	3.9%
Tobacco	3.7%
Industrial Revenue	3.5%
Water and Sewer	2.5%
General Obligation--Local	2.1%
Other [6]	6.0%
TOTAL	100.0%

5 Sector classifications and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's adviser. For securities that have been enhanced by a third-party (other than a bond insurer), such as a guarantor, sector classifications are based upon the economic sector and/or revenue source of the third-party as determined by the Fund's adviser. Securities that are insured by a bond insurer are assigned to the "Insured" sector. Prerefunded securities are those whose debt service is paid from escrowed assets, usually U.S. government securities.

6 For purposes of this table, sector classifications constitute 94.0% of the Fund's total investments in tax-exempt securities. Remaining tax-exempt security sectors have been aggregated under the designation "Other".

Portfolio of Investments

October 31, 2007

Shares			Value
		COMMON STOCKS--36.4%
		Consumer Discretionary--1.8%
12,810		Autoliv, Inc.	$809,336
19,650		Dow Jones & Co.	1,175,266
11,970		Fortune Brands, Inc.	1,002,727
45,790		Home Depot, Inc.	1,442,843
173,300		Leggett and Platt, Inc.	3,367,219
35,290		Mattel, Inc.	737,208
89,310		Time Warner, Inc.	1,630,801
175,070		Tribune Co.	5,297,618
		TOTAL	15,463,018
		Consumer Staples--5.0%
32,030		Anheuser-Busch Cos., Inc.	1,642,498
97,730		Coca-Cola Co.	6,035,805
74,430		Colgate-Palmolive Co.	5,676,776
14,610		General Mills, Inc.	843,435
46,530		Kimberly-Clark Corp.	3,298,512
125,866		Kraft Foods, Inc., Class A	4,205,183
58,870		PepsiCo, Inc.	4,339,896
129,440		Procter & Gamble Co.	8,998,669
30,800		Sysco Corp.	1,056,132
163,920		Wal-Mart Stores, Inc.	7,410,823
		TOTAL	43,507,729
		Energy--4.3%
49,600		BP PLC, ADR	3,868,304
69,270		Chevron Corp.	6,338,898
9,510		ConocoPhillips	807,970
47,810		ENI SpA, ADR	3,493,955
86,410		Exxon Mobil Corp.	7,948,856
68,981		Hugoton Royalty Trust	1,682,447
14,480		Marathon Oil Corp.	856,202
Shares			Value
		COMMON STOCKS--continued
		Energy--continued
13,830		Occidental Petroleum Corp.	$954,961
120,310		Patterson-UTI Energy, Inc.	2,398,981
64,510		Royal Dutch Shell PLC	5,645,270
42,690		Total SA, ADR, Class B	3,441,241
		TOTAL	37,437,085
		Financials--7.7%
67,660		Ace, Ltd.	4,100,873
10,905		Advanta Corp., Class B	172,299
85,830		Aegon N.V. NY Reg Shares	1,773,248
86,730		Aflac, Inc.	5,444,909
47,210		Allstate Corp.	2,473,804
207,291		Bank of America Corp.	10,008,009
58,940		Citigroup, Inc.	2,469,586
105,500		Commerce Bancorp, Inc.	4,299,125
141,170		Federal Home Loan Mortgage Corp.	7,373,309
12,980		Federal National Mortgage Association	740,379
25,640		Hartford Financial Services Group, Inc.	2,487,849
38,300		ING Groep, N.V., ADR	1,723,117
70,300		J.P. Morgan Chase & Co.	3,304,100
18,330		Marshall & Ilsley Corp.	782,691
48,420		Merrill Lynch & Co., Inc.	3,196,688
24,800		Morgan Stanley	1,668,048
71,740		Nationwide Financial Services, Inc., Class A	3,848,851
50,640		New York Community Bancorp, Inc.	942,410
95,880		Protective Life Corp.	4,110,376
31,480		The Travelers Cos, Inc.	1,643,571
53,810		Wachovia Corp.	2,460,731
23,700		Wells Fargo & Co.	806,037
		TOTAL	65,830,010
		Health Care--4.3%
110,100		Biovail Corp.	2,203,101
31,600		GlaxoSmithKline PLC, ADR	1,619,500
152,120		Johnson & Johnson	9,913,660
Shares			Value
		COMMON STOCKS--continued
		Health Care--continued
75,030		Lilly (Eli) & Co.	$4,062,874
602,150		Pfizer, Inc.	14,818,911
98,720		Wyeth	4,800,754
		TOTAL	37,418,800
		Industrials--3.6%
56,830		3M Co.	4,907,839
28,290		Avery Dennison Corp.	1,637,991
10,900		Caterpillar, Inc.	813,249
86,830		Dover Corp.	3,994,180
10,600		Eaton Corp.	981,348
27,200		Illinois Tool Works, Inc.	1,557,472
110,390		Northrop Grumman Corp.	9,230,812
17,400		Ryder Systems, Inc.	832,590
49,220		United Parcel Service, Inc.	3,696,422
42,780		United Technologies Corp.	3,276,520
		TOTAL	30,928,423
		Information Technology--2.3%
68,760		Automatic Data Processing, Inc.	3,407,746
87,380		Intel Corp.	2,350,522
66,900		Maxim Integrated Products, Inc.	1,812,990
101,920		Microchip Technology, Inc.	3,380,686
104,400		Nokia Oyj, ADR, Class A	4,146,768
61,240		Seagate Technology Holdings	1,704,922
314,020		Taiwan Semiconductor Manufacturing Co., ADR	3,344,313
		TOTAL	20,147,947
		Materials--1.6%
26,480		Bemis Co., Inc.	745,677
36,880		Dow Chemical Co.	1,661,075
13,900		Freeport-McMoRan Copper & Gold, Inc.	1,635,752
30,611		PPG Industries, Inc.	2,287,866
61,520		Packaging Corp. of America	1,958,797
82,470		Rohm & Haas Co.	4,278,544
29,890		Valspar Corp.	748,147
		TOTAL	13,315,858
Shares or Principal Amount			Value
		COMMON STOCKS--continued
		Telecommunication Services--3.5%
290,790		AT&T, Inc.	$12,152,114
79,720		Embarq Corp.	4,218,782
29,450		France Telecommunications, ADR	1,089,650
103,850		NTT Docomo Inc. - Spon. ADR	1,516,210
45,480		Nippon Telegraph & Telephone Corp., ADR	1,043,766
23,660		Swisscom AG, ADR	877,313
106,390		Verizon Communications	4,901,387
293,898		Windstream Corp.	3,952,928
		TOTAL	29,752,150
		Utilities--2.3%
20,740		AGL Resources, Inc.	819,852
35,260		Aqua America, Inc.	820,148
129,490		Energy East Corp.	3,610,181
62,730		Integrys Energy Group, Inc.	3,375,501
164,580		NiSource, Inc.	3,365,661
32,530		Piedmont Natural Gas, Inc.	830,491
55,470		Progress Energy, Inc.	2,662,560
61,590		SCANA Corp.	2,499,938
57,800		Scottish & Southern Energy PLC, ADR	1,879,945
		TOTAL	19,864,277
		TOTAL COMMON STOCKS (IDENTIFIED COST $282,815,104)	313,665,297
		MUNICIPAL BONDS--58.5%
		Alabama--0.9%
$1,000,000		Alabama State Board of Education, (John C. Calhoun Community College), Revenue Bonds (Series 2002A), 5.250%, (FGIC INS), 05/01/2023	1,062,180
2,000,000		Birmingham-Baptist Medical Centers, AL Special Care Facilities Financing Authority, (Baptist Health System of Birmingham), Revenue Bonds (Series 2005A), 5.000%, 11/15/2030	1,941,380
1,650,000		Courtland, AL IDB, (International Paper Co.), PCR Refunding Bonds (Series 2005A), 5.000%, 06/01/2025	1,615,928
1,185,000	[1,2]	Huntsville, AL Health Care Authority, (Huntsville Hospital), Residual Interest Tax-Exempt Securities (PA-1466), 06/01/2032	860,784
1,000,000		Mobile, AL Water & Sewer Commissioners Board, Water & Sewer Revenue Bonds (Series 2002), 5.250%, (FGIC INS), 01/01/2020	1,051,400
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Alabama--continued
$1,370,000		Montgomery, AL BMC Special Care Facilities Finance Authority, (Health Care Authority for Baptist Health, AL), Revenue Refunding Bonds (Series 2004-C), 5.125%, 11/15/2024	$1,374,384
		TOTAL	7,906,056
		Alaska--0.3%
1,000,000		Alaska Municipal Bond Bank, Revenue Bonds (Series 2003E), 5.250%, (United States Treasury PRF 12/1/2013@100), 12/01/2022	1,090,530
1,000,000		Alaska Municipal Bond Bank, Revenue Bonds, 5.250%, (MBIA Insurance Corp. INS), 12/01/2022	1,067,980
		TOTAL	2,158,510
		Arizona--2.4%
4,145,000		Arizona State University, COPs (Series 2005A), 5.000%, (AMBAC INS), 09/01/2027	4,283,443
2,000,000		Maricopa County, AZ Unified School District No. 210, UT GO School Improvement Bonds (Series A), 5.000%, (FSA INS), (United States Treasury PRF 07/01/2014@100), 07/01/2020	2,160,860
5,525,000		Phoenix, AZ Civic Improvement Corp., Excise Tax Revenue Bonds, 5.000%, (FGIC INS), 07/01/2030	5,727,491
3,690,000		Phoenix, AZ Civic Improvement Corp., Excise Tax Revenue Bonds, 5.000%, (FGIC INS), 07/01/2035	3,803,468
4,000,000		Show Low, AZ IDA, (Navapache Regional Medical Center), Hospital Revenue Bonds, 5.000%, (Radian Asset Assurance INS), 12/01/2035	3,917,080
850,000		Tempe, AZ IDA, (Friendship Village of Tempe), Senior Living Refunding Revenue Bonds (Series 2004A), 5.375%, 12/01/2013	855,874
		TOTAL	20,748,216
		Arkansas--0.2%
1,000,000		Independence County, AR, (Entergy Arkansas, Inc.), PCR Refunding Bonds (Series 2005), 5.000%, 01/01/2021	984,400
1,000,000		University of Arkansas, Revenue Bonds (Series 2004B), 5.000%, (MBIA Insurance Corp. INS), 11/01/2026	1,038,870
		TOTAL	2,023,270
		California--5.2%
2,000,000		California Educational Facilities Authority, (California College of the Arts), Revenue Bonds (Series 2005), 5.000%, 06/01/2035	1,905,100
570,000		California Health Facilities Financing Authority, Health Facility Revenue Bonds (Series 2004I), 4.95% TOBs (Catholic Healthcare West), Mandatory Tender 7/1/2014	594,601
Principal Amount			Value
		MUNICIPAL BONDS--continued
		California--continued
$3,000,000		California State Public Works Board, (California State), Lease Revenue Refunding Bonds (Series 2005J: Corcoran Facility), 5.000%, 01/01/2021	$3,115,920
315,000		California State, UT GO Bonds, 5.250%, 02/01/2019	333,598
70,000		California State, UT GO Bonds, 5.500%, (United States Treasury PRF 4/1/2014@100), 04/01/2030	77,939
1,265,000		California State, UT GO Bonds, 5.500%, (United States Treasury PRF 4/1/2014@100), 04/01/2030	1,408,476
1,500,000		California State, Various Purpose UT GO Bonds, 5.125%, 11/01/2024	1,568,070
250,000		California State, Various Purpose UT GO Bonds, 5.250%, 11/01/2018	266,962
800,000		California State, Various Purpose UT GO Bonds, 5.500%, 11/01/2033	845,536
1,500,000		California State, Various Purpose UT GO Bonds, 5.000%, 06/01/2032	1,523,580
900,000		California State, Various Purpose UT GO Bonds, 5.000%, 11/01/2021	941,238
300,000		California State, Various Purpose UT GO Bonds, 5.250%, 11/01/2019	319,863
165,000		California State, Various Purpose UT GO Bonds, 5.500%, (United States Treasury PRF 4/1/2014@100), 04/01/2030	183,714
1,220,000	[1]	California Statewide Communities Development Authority, (Thomas Jefferson School of Law), Refunding Revenue Bonds (Series 2005B), 4.875%, 10/01/2031	1,136,052
695,000		Central Unified School District, CA, UT GO Bonds (Series 2004A), 5.500%, (United States Treasury PRF 07/01/2014@100), 07/01/2023	766,119
860,000		Glendale, CA Unified School District, UT GO Bonds (Series 2003F), 5.000%, (MBIA Insurance Corp. INS), 09/01/2023	899,319
1,000,000		Golden State Tobacco Securitization Corp., CA, (California State), Tobacco Settlement Enhanced Asset Backed Revenue Bonds (Series 2003B), 5.375%, (United States Treasury PRF 06/01/2010@100), 06/01/2028	1,047,410
5,450,000		Golden State Tobacco Securitization Corp., CA, Tobacco Settlement Asset-Backed Bonds (Series 2007A-1), 5.750%, 06/01/2047	5,220,718
6,000,000		Hollister, CA Joint Powers Financing Authority Wastewater Revenue, Revenue Bonds, 5.000%, (FSA INS), 06/01/2032	6,210,120
5,950,000		Poway, CA Redevelopment Agency, Refunding Tax Allocation Bonds, 5.000%, (MBIA Insurance Corp. INS), (MBIA Insurance Corp. INS), 06/15/2033	6,133,082
3,665,000		Stockton, CA Public Financing Authority, Redevelopment Projects Revenue Bonds (Series 2006A), 5.250%, (Radian Asset Assurance INS), 09/01/2037	3,669,874
1,000,000		Trustees of the California State University, Revenue Bonds (Series A), 5.125%, (AMBAC INS), 11/01/2026	1,048,680
4,000,000		University of California, LT Project Revenue Bonds (2005 Series B), 5.000%, (FSA INS), 05/15/2023	4,178,920
1,545,000		Yucaipa Valley Water District, CA, Water System Revenue COPs (Series 2004A), 5.250%, (MBIA Insurance Corp. INS), 09/01/2023	1,631,953
		TOTAL	45,026,844
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Colorado--3.6%
$7,490,000		Arkansas River Power Authority, CO, 5.250%, (XL Capital Assurance Inc. INS), 10/01/2032	$7,887,344
1,250,000		Colorado Educational & Cultural Facilities Authority, (Colorado University Lab), Revenue Bonds, 5.250%, (XL Capital Assurance Inc. INS), 06/01/2024	1,315,950
1,500,000		Colorado Educational & Cultural Facilities Authority, (Peak to Peak Charter School Project), Refunding Revenue Bonds, 5.250%, (XL Capital Assurance Inc. INS), 08/15/2019	1,594,830
1,000,000		Colorado Health Facilities Authority, (Christian Living Communities), Revenue Bonds (Series 2006A), 5.750%, 01/01/2037	980,510
4,250,000		Colorado Health Facilities Authority, (Covenant Retirement Communities, Inc.), Revenue Bonds (Series 2005), 5.000%, 12/01/2035	4,023,093
760,000		Colorado Health Facilities Authority, (Evangelical Lutheran Good Samaritan Society), Health Facilities Revenue Bonds (Series 2004A), 5.250%, 06/01/2034	762,060
495,000		Colorado Health Facilities Authority, (Evangelical Lutheran Good Samaritan Society), Health Facilities Revenue Bonds (Series 2005), 5.250%, 06/01/2023	506,999
1,250,000		Conservatory Metropolitan District, CO, LT GO Bonds, 6.750%, (United States Treasury PRF 12/1/2013@102), 12/01/2034	1,475,187
900,000		Denver, CO Convention Center Hotel Authority, Revenue Bonds (Series A), 5.000%, (United States Treasury PRF 12/1/2013@100), 12/01/2021	968,265
5,000,000		Denver, CO Convention Center Hotel Authority, Senior Refunding Revenue Bonds, 5.125%, (XL Capital Assurance Inc. INS), 12/01/2024	5,245,050
1,000,000		Denver, CO Health & Hospital Authority, Revenue Bonds, 6.250%, (United States Treasury PRF 12/1/2014@100), 12/01/2033	1,152,200
1,750,000		Eagle Bend, CO Metropolitan District No. 2, Refunding & Improvement LT GO Bonds, 5.250%, (Radian Asset Assurance INS), 12/01/2023	1,783,652
1,000,000		High Plains, CO Metropolitan District, Revenue Bonds (Series 2005A), 6.250%, 12/01/2035	910,570
1,000,000		Murphy Creek, CO Metropolitan District No. 3, Refunding & Improvement LT GO Bonds, 6.125%, 12/01/2035	939,580
1,230,000		Northwest, CO Metropolitan District No. 3, LT GO Bonds (Series 2005), 6.250%, 12/01/2035	1,196,642
		TOTAL	30,741,932
		Connecticut--0.1%
600,000		Connecticut State HEFA, (Eastern Connecticut Health Network), Revenue Bonds (Series 2005C), 5.125%, (Radian Asset Assurance INS), 07/01/2030	606,972
		Delaware--0.0%
200,000		Delaware Health Facilities Authority, (Beebe Medical Center), Refunding Revenue Bonds (Series 2004A), 5.500%, 06/01/2024	206,106
		District of Columbia--1.1%
3,780,000		District of Columbia, Refunding UT GO Bonds (Series 2005B), 5.000%, (FSA INS), 06/01/2027	3,914,908
Principal Amount			Value
		MUNICIPAL BONDS--continued
		District of Columbia--continued
$5,000,000		District of Columbia, UT GO Bonds (Series 2004A), 5.000%, (FSA INS), 06/01/2025	$5,194,750
		TOTAL	9,109,658
		Florida--2.3%
1,750,000	[1,2]	Alachua County, FL Health Facilities Authority, (Shands Teaching Hospital and Clinics, Inc.), Residual Interest Tax-Exempt Securities (PA-1472), 6.450%, 12/01/2037	1,418,305
900,000		Broward County, FL Educational Facilities Authority, (Nova Southeastern University), Educational Facilities Revenue Bonds (Series 2004B), 5.600%, 04/01/2029	924,714
100,000		Concorde Estates, FL Community Development District, Revenue Bonds (Series 2004B), 5.000%, 05/01/2011	99,441
650,000		East Homestead, FL Community Development District, Special Assessment Revenue Bonds (Series 2005), 5.450%, 05/01/2036	560,462
2,275,000		Florida State Department of Children & Families, (Florida State), (South Florida Evaluation Treatment Center) COPs, 5.000%, 10/01/2020	2,368,411
3,000,000		Florida State Education System, Facilities Revenue Bonds (Series 2005A), 5.000%, (MBIA Insurance Corp. INS), 05/01/2027	3,111,420
500,000		Highlands County, FL Health Facilities Authority, (Adventist Health (United States Treasury PRF 11/15/2012@100), System/Sunbelt Obligated Group), Hospital Revenue Bonds (Series 2002B), 5.250%, 11/15/2023	536,035
750,000		Miami Beach, FL Health Facilities Authority, (Mt. Sinai Medical Center, FL), Hospital Revenue Bonds (Series 2001A), 6.700%, 11/15/2019	802,230
500,000		Miami, FL Health Facilities Authority, (Catholic Health East), Health System Revenue Bonds (Series 2003B), 5.125%, 11/15/2024	510,525
600,000		Miami, FL Health Facilities Authority, (Catholic Health East), Health System Revenue Bonds (Series 2003C), 5.250%, 11/15/2033	608,346
500,000		Midtown Miami, FL Community Development District, Special Assessment Bonds (Series 2004A), 6.000%, 05/01/2024	483,750
440,000		Orlando, FL Urban Community Development District, Capital Improvement Revenue Bonds, 6.000%, 05/01/2020	455,286
1,130,000		St. Johns County, FL IDA, (Presbyterian Retirement Communities), First Mortgage Revenue Bonds (Series 2004A), 5.850%, 08/01/2024	1,187,585
1,760,000		Tolomato Community Development District, FL, Special Assessment Revenue Bonds (Series 2006), 5.400%, 05/01/2037	1,544,664
665,000		Tuscany Reserve Community Development District, FL, Capital Improvement Revenue Bonds (Series 2005B), 5.250%, 05/01/2016	600,475
2,500,000		Village Center Community Development District, FL, Recreational Revenue Bonds (Series 2003A), 5.000%, (MBIA Insurance Corp. INS), 11/01/2032	2,558,225
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Florida--continued
$1,500,000		Volusia County, FL Education Facility Authority, (Embry-Riddle Aeronautical University, Inc.), Educational Facilities Refunding Revenue Bonds (Series 2005), 5.000%, (Radian Asset Assurance INS), 10/15/2025	$1,507,785
500,000		Winter Garden Village at Fowler Groves Community Development District, FL, Special Assessment Bonds (Series 2006), 5.650%, 05/01/2037	467,445
		TOTAL	19,745,104
		Georgia--0.2%
615,000		Atlanta, GA, (Eastside Tax Allocation District), Tax Allocation Bonds (Series 2005B), 5.600%, 01/01/2030	594,650
750,000		Fulton County, GA Residential Care Facilities, (Canterbury Court), Revenue Bonds (Series 2004A), 6.125%, 02/15/2026	769,747
		TOTAL	1,364,397
		Illinois--5.4%
625,000		Bolingbrook, IL, (Forest City Project), Special Service Area No. 2005-1 Special Tax Bonds (Series 2005), 5.90% 03/01/2027	653,500
2,615,000		Chicago, IL Housing Authority Capital Program, Refunding Revenue Bonds, 5.000%, (FSA INS), 07/01/2017	2,787,041
10,600,000		Chicago, IL Housing Authority Capital Program, Refunding Revenue Bonds, 5.000%, (FSA INS), 07/01/2026	10,991,670
5,000,000		Chicago, IL Metropolitan Water Reclamation District, Refunding UT GO Bonds, 5.000%, 12/01/2028	5,208,700
3,000,000		Chicago, IL O'Hare International Airport, 3rd Lien Refunding Revenue Bonds (Series 2004A), 5.000%, (MBIA Insurance Corp. INS), 01/01/2026	3,098,250
1,180,000		Chicago, IL O'Hare International Airport, General Airport Third Lien Revenue Bonds (Series 2005A), 5.250%, (MBIA Insurance Corp. INS), 01/01/2026	1,248,947
1,500,000		Chicago, IL Park District, LT GO Bonds (Series 2004A), 5.000%, (AMBAC INS), 01/01/2025	1,553,175
1,000,000		Chicago, IL Park District, LT GO Bonds (Series 2004A), 5.000%, (AMBAC INS), 01/01/2026	1,033,700
415,000		DuPage County, IL, (Naperville Campus LLC), Special Tax Bonds (Series 2006), 5.625%, 03/01/2036	389,062
1,335,000		Harvey, IL, Refunding & Improvement UT GO Bonds (Series 2007A), 5.625%, 12/01/2032	1,336,962
1,000,000		Illinois Finance Authority, (Friendship Village of Schaumburg), Revenue Bonds (Series 2005A), 5.625%, 02/15/2037	940,610
3,250,000		Illinois Finance Authority, (Illinois Institute of Technology), Revenue Bonds (Series 2006A), 5.000%, 04/01/2031	3,188,315
2,890,000		Illinois Finance Authority, (Illinois Institute of Technology), Revenue Bonds (Series 2006A), 5.000%, 04/01/2036	2,804,572
875,000		Illinois Finance Authority, (Landing at Plymouth Place), Revenue Bonds (Series 2005A), 6.000%, 05/15/2025	890,164
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Illinois--continued
$625,000		Illinois Finance Authority, (Landing at Plymouth Place), Revenue Bonds (Series 2005A), 6.000%, 05/15/2037	$625,600
3,450,000		Illinois Finance Authority, (Northwestern University), Revenue Bonds, 5.000%, 12/01/2042	3,530,454
1,000,000		Illinois Health Facilities Authority, (Tabor Hills Supportive Living LLC), Revenue Bonds (Series 2006), 5.250%, 11/15/2036	944,580
4,885,000		Illinois State, UT GO Bonds (Series 2004A), 5.000%, 03/01/2034	5,004,487
		TOTAL	46,229,789
		Indiana--0.8%
2,500,000		Indiana Health & Educational Facility Financing Authority, (Baptist Homes of Indiana), Revenue Bonds (Series 2005), 5.250%, 11/15/2035	2,474,600
1,500,000		Indiana Health & Educational Facility Financing Authority, (Community Foundation of Northwest Indiana), Hospital Revenue Bonds (Series 2007), 5.500%, 03/01/2027	1,517,340
700,000		Indiana Health Facility Financing Authority, (Community Foundation of Northwest Indiana), Hospital Revenue Bonds (Series 2004A), 6.250%, 03/01/2025	746,564
2,500,000		St. Joseph County, IN Hospital Authority, (Madison Center Obligated Group), Health Facilities Revenue Bonds (Series 2005), 5.375%, 02/15/2034	2,503,525
		TOTAL	7,242,029
		Iowa--0.3%
375,000		Bremer County, IA Retirement Facilities, (Bartels Lutheran Retirement Community), Retirement Facility Revenue Bonds (Series 2005A), 5.375%, 11/15/2027	356,250
2,035,000		Iowa Finance Authority, (Deerfield Retirement Community, Inc.), Senior Living Facility Revenue Refunding Bonds (Series 2007A), 5.500%, 11/15/2037	1,904,780
500,000		Scott County, IA, (Ridgecrest Village), Revenue Refunding Bonds (Series 2004), 5.625%, 11/15/2018	512,675
		TOTAL	2,773,705
		Kansas--0.2%
2,000,000		Lawrence, KS, (Lawrence Memorial Hospital), Hospital Revenue Bonds (Series 2006), 5.125%, 07/01/2036	2,017,260
		Kentucky--0.7%
390,000		Kentucky Economic Development Finance Authority, (Norton Healthcare, Inc.), Revenue Bonds (Series 2000A), 6.625%, (United States Treasury PRF 10/1/2010@101), 10/01/2028	427,023
110,000		Kentucky Economic Development Finance Authority, (Norton Healthcare, Inc.), Revenue Bonds (Series 2000A), 6.625%, 10/01/2028	117,782
5,000,000		Kentucky Municipal Power Agency, Power System Revenue Bonds (Series 2007A), 5.250%, (MBIA Insurance Corp. INS), 09/01/2042	5,254,450
		TOTAL	5,799,255
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Louisiana--0.6%
$1,000,000		Opelousas, LA General Hospital Authority, (Opelousas General Health System), Revenue Bonds, 5.300%, 10/01/2018	$1,021,420
1,000,000		St. John the Baptist Parish, LA, (Marathon Oil Corp.), Environmental Improvement Refunding Revenue Bonds (Series 1998), 5.350%, 12/01/2013	1,016,780
3,000,000		St. John the Baptist Parish, LA, (Marathon Oil Corp.), Revenue Bonds (Series 2007A), 5.125%, 06/01/2037	2,961,150
		TOTAL	4,999,350
		Maine--0.4%
3,645,000		Maine Health & Higher Educational Facilities Authority, (Central Maine Medical Center), Revenue Bonds (Series 2005B), 5.000%, (MBIA Insurance Corp. INS), 07/01/2030	3,771,409
		Maryland--0.6%
750,000		Maryland State Health & Higher Educational Facilities Authority, (King Farm Presbyterian Retirement Community), Revenue Bonds (Series 2007B), 5.000%, 01/01/2017	730,590
3,775,000		Maryland State Health & Higher Educational Facilities Authority, (Loyola College in Maryland, Inc.), Revenue Bonds (Series 2007A), 5.125%, 10/01/2045	3,825,094
355,000		Maryland State Health & Higher Educational Facilities Authority, (MedStar Health, Inc.), Refunding Revenue Bonds (Series 2004), 5.750%, 08/15/2016	381,973
500,000		Maryland State IDFA, (Our Lady of Good Counsel High School), EDRBs (Series 2005A), 6.000%, 05/01/2035	510,580
		TOTAL	5,448,237
		Massachusetts--2.3%
1,750,000		Massachusetts HEFA, (Berkshire Health System), Revenue Bonds (Series 2005F), 5.000%, (Assured Guaranty Corp. INS), 10/01/2019	1,826,632
235,000		Massachusetts HEFA, (Milford Regional Medical Center), Revenue Bonds (Series 1998C), 5.750%, 07/15/2013	240,821
2,000,000		Massachusetts HEFA, (Milford Regional Medical Center), Revenue Bonds (Series 2002D), 6.350%, (United States Treasury PRF 7/15/2012@101), 07/15/2032	2,247,360
1,000,000		Massachusetts HEFA, (Northern Berkshire Health System), Revenue Bonds (Series 2004A), 6.375%, 07/01/2034	1,040,280
4,000,000		Massachusetts School Building Authority, Sales Tax Revenue Bonds (Series 2005A), 5.000%, (FSA INS), 08/15/2030	4,151,200
2,200,000		Massachusetts State Development Finance Agency, (Western New England College), Revenue Bonds (Series 2005A), 5.000%, (Assured Guaranty Corp. INS), 09/01/2033	2,260,544
7,975,000		Massachusetts Turnpike Authority, Metropolitan Highway System Revenue Bonds (Series A), 5.000%, (MBIA Insurance Corp. INS), 01/01/2037	8,017,507
		TOTAL	19,784,344
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Michigan--1.8%
$1,100,000		Cornell Township MI, Economic Development Corp., (MeadWestvaco Corp.), Refunding Revenue Bonds, 5.875%, (United States Treasury PRF 5/1/2012@100), 05/01/2018	$1,202,157
1,905,000		Delta County, MI Economic Development Corp., (MeadWestvaco Corp.), Environmental Improvement Revenue Refunding Bonds (Series A), 6.250%, (United States Treasury PRF 4/15/2012@100), 04/15/2027	2,109,406
3,120,000		Dickinson County, MI Economic Development Corp., (International Paper Co.), Refunding Environmental Improvement Revenue Bonds (Series 2002A), 5.750%, 06/01/2016	3,256,157
300,000		Gaylord, MI Hospital Finance Authority, (Otsego Memorial Hospital Obligated Group), Hospital Revenue Refunding Bonds (Series 2004), 6.500%, 01/01/2037	309,306
1,000,000		Kent Hospital Finance Authority, MI, (Metropolitan Hospital), Revenue Bonds (Series 2005A), 6.250%, 07/01/2040	1,074,760
500,000		Michigan State Hospital Finance Authority, (Chelsea Community Hospital), Hospital Revenue Bonds (Series 2005), 5.000%, 05/15/2037	458,245
1,000,000		Michigan State Hospital Finance Authority, (Oakwood Obligated Group), Revenue Bonds, 5.500%, 11/01/2013	1,070,510
5,000,000		Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Bonds (Series 2007A), 6.000%, 06/01/2048	4,970,300
1,000,000		Riverview, MI Community School District, Refunding UT GO Bonds, 5.000%, (GTD by Q-SBLF), 05/01/2021	1,053,290
		TOTAL	15,504,131
		Minnesota--0.5%
550,000		Glencoe, MN Health Care Facilities, (Glencoe Regional Health Services), Revenue Bonds (Series 2005), 5.000%, 04/01/2031	527,279
500,000		Minneapolis/St. Paul, MN Housing & Redevelopment Authority, (HealthPartners Obligated Group), Health Care Facility Revenue Bonds (Series 2003), 6.000%, 12/01/2019	527,530
2,000,000		St. Paul, MN Housing & Redevelopment Authority, (Health East, Inc.), Hospital Facility Revenue Bonds (Series 2005), 6.000%, 11/15/2030	2,077,360
1,000,000		St. Paul, MN Housing & Redevelopment Authority, (Health East, Inc.), Hospital Facility Revenue Bonds (Series 2005), 6.000%, 11/15/2035	1,036,710
		TOTAL	4,168,879
		Mississippi--0.5%
2,060,000		Lowndes County, MS Solid Waste Disposal, (Weyerhaeuser Co.), PCR Refunding Bonds (Project A), 6.800%, 04/01/2022	2,374,274
750,000		Mississippi Business Finance Corp., (System Energy Resources, Inc.), PCRBs, 5.875%, 04/01/2022	758,468
900,000		Mississippi Hospital Equipment & Facilities Authority, (Southwest Mississippi Regional Medical Center), Refunding & Improvement Revenue Bonds, 5.750%, 04/01/2023	931,626
		TOTAL	4,064,368
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Missouri--0.9%
$1,500,000		Missouri Development Finance Board, (Branson, MO), Infrastructure Facilities Revenue Bonds (Series 2004A), 5.250%, 12/01/2019	$1,530,870
2,165,000		Missouri Development Finance Board, (Branson, MO), Infrastructure Facilities Revenue Bonds (Series 2005A), 5.000%, 06/01/2035	2,062,271
2,000,000		Missouri Development Finance Board, (Kauffman Center for the Performing Arts), Cultural Facilities Revenue Bonds (Series 2007B), 5.000%, 06/01/2037	2,070,780
2,000,000		Missouri State HEFA, (BJC Health System, MO), Health Facilities Revenue Bonds, 5.250%, 05/15/2018	2,099,760
		TOTAL	7,763,681
		Nebraska--1.8%
5,000,000		Lincoln, NE Electric Systems, Revenue Bonds, 5.000%, 09/01/2029	5,173,200
10,000,000		Municipal Energy Agency of Nebraska, Power Supply System Revenue Bonds (Series 2003A), 5.000%, (FSA INS), 04/01/2028	10,310,800
		TOTAL	15,484,000
		Nevada--0.9%
2,450,000		Clark County, NV Bond Bank (Southern Nevada Water Authority), LT GO Bonds, 5.000%, (MBIA Insurance Corp. INS), 06/01/2032	2,509,462
1,050,000		Clark County, NV Bond Bank (Southern Nevada Water Authority), LT GO Bonds, 5.000%, (United States Treasury PRF 12/1/2012@100), 06/01/2032	1,120,718
245,000		Clark County, NV, (Mountains Edge SID No. 142), Limited Obligation Improvement Bonds (Series 2003), 5.800%, 08/01/2015	252,649
500,000		Clark County, NV, (Summerlin-Mesa SID No. 151), Special Assessment Revenue Bonds (Series 2005), 5.000%, 08/01/2025	457,020
1,300,000	[1]	Director of the State of Nevada Department of Business and Industry, (Las Ventanas Retirement Community), Revenue Bonds (Series 2004A), 7.000%, 11/15/2034	1,087,931
245,000		Henderson, NV, (Falls at Lake Las Vegas LID No. T-16), Local Improvement District No. T-16 LT Obligation Improvement Bonds, 5.100%, 03/01/2022	228,531
585,000		Henderson, NV, (Falls at Lake Las Vegas LID No. T-16), Local Improvement District No. T-16 LT Obligation Improvement Bonds, 5.125%, 03/01/2025	534,672
655,000		Las Vegas Valley, NV Water District, Refunding LT GO Bonds (Series 2003B), 5.000%, (MBIA Insurance Corp. INS), 06/01/2027	677,394
1,180,000		Las Vegas, NV, (Providence SID No. 607), Local Improvement Special Assessment Bonds (Series 2004), 6.250%, 06/01/2024	1,213,654
		TOTAL	8,082,031
Principal Amount			Value
		MUNICIPAL BONDS--continued
		New Hampshire--0.1%
$690,000		New Hampshire Health and Education Facilities Authority, (Havenwood-Heritage Heights), Revenue Bonds (Series 2006A), 5.350%, 01/01/2026	$657,584
		New Jersey--2.2%
1,000,000		New Jersey EDA, (NJ Dedicated Cigarette Excise Tax), Revenue Bonds, Series 2004, 5.750%, 06/15/2029	1,047,510
1,000,000		New Jersey EDA, (New Jersey State), School Facilities Construction Revenue Bonds (Series 2004I), 5.250%, (United States Treasury PRF 9/1/2014@100), 09/01/2028	1,097,210
5,000,000		New Jersey EDA, (New Jersey State), School Facilities Construction Revenue Bonds (Series 2005O), 5.125%, 03/01/2030	5,202,550
1,000,000		New Jersey EDA, (Winchester Gardens at Ward Homestead), First Mortgage Refunding Revenue Bonds (Series 2004A), 4.800%, 11/01/2013	1,003,620
300,000		New Jersey EDA, (Winchester Gardens at Ward Homestead), Revenue Refunding Bonds (Series A), 5.750%, 11/01/2024	307,986
900,000		New Jersey Health Care Facilities Financing Authority, (Children's Specialized Hospital), Revenue Bonds, Series 2005A, 5.500%, 07/01/2030	912,843
575,000		New Jersey State Educational Facilities Authority, (Georgian Court University), Revenue Bonds (Series 2007), 5.250%, 07/01/2027	587,202
5,000,000		New Jersey State Transportation Trust Fund Authority, Transportation System Bonds (Series 2007A), 5.000%, (AMBAC INS), 12/15/2034	5,226,050
3,050,000		Tobacco Settlement Financing Corp., NJ, Revenue Bonds, 7.000%, (United States Treasury PRF 6/1/2013@100), 06/01/2041	3,565,115
		TOTAL	18,950,086
		New Mexico--0.1%
500,000	[1,2]	Jicarilla, NM Apache Nation, Revenue Bonds, 5.500%, 09/01/2023	530,550
		New York--4.9%
500,000		Dutchess County, NY IDA, (St. Francis Hospital and Health Centers), Civic Facility Revenue Bonds (Series 2004B), 7.500%, 03/01/2029	542,225
200,000		Long Island Power Authority, NY, Electric System Revenue Bonds (Series C), 5.000%, 09/01/2022	207,248
4,000,000		Metropolitan Transportation Authority, NY, (MTA Transportation Revenue), Revenue Bonds (Series 2006A), 5.000%, 11/15/2031	4,135,080
2,500,000	[1]	New York City, NY IDA, (7 World Trade Center LLC), Liberty Revenue Bonds (Series A), 6.500%, 03/01/2035	2,608,175
4,000,000		New York City, NY IDA, (Yankee Stadium LLC), CPI PILOT Revenue Bonds (Series 2006), (FGIC INS), 03/01/2021	3,857,760
Principal Amount			Value
		MUNICIPAL BONDS--continued
		New York--continued
$8,000,000		New York City, NY Municipal Water Finance Authority, Water & Sewer System Revenue Bonds (Fiscal 2001 Series A), 5.000%, 06/15/2032	$8,194,160
1,000,000		New York City, NY Transitional Finance Authority, Future Tax Secured Bonds (2003 Series C), 5.250%, (AMBAC INS), 08/01/2022	1,060,180
335,000		New York City, NY, UT GO Bonds (Fiscal 2003 Series J), 5.500%, (United States Treasury PRF 6/1/2013@100), 06/01/2023	368,168
40,000		New York City, NY, UT GO Bonds (Fiscal 2003 Series J), 5.500%, 06/01/2023	42,481
350,000		New York City, NY, UT GO Bonds (Fiscal 2004 Series D), 5.250%, 10/15/2020	369,369
800,000		New York City, NY, UT GO Bonds (Fiscal 2004 Series I), 5.000%, 08/01/2019	837,224
1,500,000		New York City, NY, UT GO Bonds (Fiscal 2005 Series C), 5.250%, 08/15/2024	1,578,525
1,000,000		New York City, NY, UT GO Bonds (Fiscal 2005 Series D), 5.000%, 11/01/2025	1,032,770
2,215,000		New York City, NY, UT GO Bonds (Fiscal 2006 Series E-1), 5.000%, 08/01/2023	2,299,857
1,410,000		New York State Dormitory Authority, (Health Quest Systems, Inc. Obligated Group), Revenue Bonds (Series 2007B), 5.250%, (Assured Guaranty Corp. INS), 07/01/2027	1,489,806
4,000,000	[1,2]	New York State Dormitory Authority, (New York Hospital Medical Center of Queens), Municipal Securities Trust Certificates (Series 7041), (FHA INS), 08/15/2037	4,075,200
4,870,000		New York State Environmental Facilities Corp., (New York State Personal Income Tax Revenue Bond Fund), Revenue Bonds (Series 2007A), 5.000%, 12/15/2022	5,162,492
2,500,000		New York State Thruway Authority, (New York State Personal Income Tax Revenue Bond Fund), Revenue Bonds (Series 2007A), 5.250%, 03/15/2026	2,695,550
500,000		Tobacco Settlement Financing Corp., NY, (New York State), Asset-Backed Revenue Bonds (Series 2003A-1), 5.500%, 06/01/2018	532,830
900,000		Tobacco Settlement Financing Corp., NY, (New York State), Revenue Bonds (Series 2003C-1), 5.500%, 06/01/2018	957,150
500,000		Tobacco Settlement Financing Corp., NY, (New York State), Revenue Bonds (Series 2003C-1), 5.500%, 06/01/2022	532,800
		TOTAL	42,579,050
		North Carolina--0.3%
1,000,000		North Carolina Medical Care Commission, (Arc of North Carolina Projects), Health Care Housing Revenue Bonds (Series 2004A), 5.800%, 10/01/2034	1,022,850
2,000,000		North Carolina Medical Care Commission, (Pennybyrn at Maryfield), Healthcare Facilities Revenue Bonds (Series 2005A), 5.650%, 10/01/2025	1,979,900
		TOTAL	3,002,750
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Ohio--2.9%
$1,230,000		Akron, Bath & Copley, OH Joint Township, (Summa Health System), Hospital District Revenue Bonds (Series 2004A), 5.125%, (Radian Asset Assurance INS), 11/15/2024	$1,247,011
8,680,000		Buckeye Tobacco Settlement Financing Authority, OH, Tobacco Settlement Asset-Backed Bonds (Series 2007A), 6.500%, 06/01/2047	9,005,066
240,000		Cleveland-Cuyahoga County, OH Port Authority, (Port of Cleveland Bond Fund), Development Revenue Bonds (Series 2005B), 5.125%, 05/15/2025	232,440
1,000,000		Columbus, OH City School District, School Facilities Construction & Improvement UT GO Bonds, 5.250%, (United States Treasury PRF 12/01/2014@100), 12/01/2022	1,100,360
1,800,000		Franklin County, OH Health Care Facilities, (Ohio Presbyterian Retirement Services), Improvement Revenue Bonds (Series 2005A), 5.125%, 07/01/2035	1,689,912
500,000		Franklin County, OH Health Care Facilities, (Ohio Presbyterian Retirement Services), Revenue Refunding Bonds, 5.500%, 07/01/2021	503,775
2,000,000		Little Miami, OH Local School District, LT GO School Improvement Bonds (Series 2006), 5.000%, (United States Treasury PRF 12/1/2016@100), 12/01/2034	2,186,060
3,525,000		Little Miami, OH Local School District, LT GO School Improvement Bonds (Series 2006), 5.250%, (United States Treasury PRF 12/1/2016@100), 12/01/2028	3,920,152
1,000,000		Ohio State Air Quality Development Authority, Environmental Improvement Refunding Revenue Bonds (Series 1995), 5.00% TOBs (Marathon Oil Corp.), Mandatory Tender 11/1/2011	1,026,050
500,000		Ohio State Higher Educational Facilities Commission, (Baldwin-Wallace College), Revenue Bonds, 5.500%, 12/01/2021	526,450
1,010,000		Ohio State Higher Educational Facilities Commission, (Baldwin-Wallace College), Revenue Bonds, 5.500%, 12/01/2022	1,061,672
1,000,000		Ohio State Higher Educational Facilities Commission, (Mount Union College), Revenue Bonds, 5.250%, 10/01/2026	1,045,580
540,000		Parma, OH, (Parma Community General Hospital Association), Hospital Improvement and Refunding Revenue Bonds, 5.375%, (United States Treasury PRF 11/1/2008@101), 11/01/2029	555,082
400,000		Toledo-Lucas County, OH Port Authority, (CSX Corp.), Revenue Bonds, 6.450%, 12/15/2021	452,560
375,000		Toledo-Lucas County, OH Port Authority, (Crocker Park Public Improvement Project), Special Assessment Revenue Bonds, 5.250%, 12/01/2023	385,673
		TOTAL	24,937,843
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Oklahoma--0.3%
$2,000,000		Oklahoma County, OK Finance Authority, (Concordia Life Care Community), Retirement Facility Revenue Bonds (Series 2005), 6.000%, 11/15/2038	$1,966,760
515,000		Oklahoma State Industries Authority, (Oklahoma Med Resh Foundation), Revenue Bonds, 5.250%, (AMBAC INS), 02/01/2021	534,405
		TOTAL	2,501,165
		Oregon--0.1%
1,000,000		Jackson County, OR Airport, Revenue Bonds (Series 2007A), 5.250%, (XL Capital Assurance Inc. INS), 12/01/2027	1,069,420
		Pennsylvania--3.0%
500,000		Allegheny County, PA HDA, (West Penn Allegheny Health System), Health System Revenue Bonds (Series 2000B), 9.250%, (United States Treasury PRF 11/15/2010@102), 11/15/2030	590,310
300,000		Allegheny County, PA Higher Education Building Authority, (Chatham College), Revenue Bonds (Series 2002B), 5.250%, 11/15/2016	300,159
500,000		Allegheny County, PA IDA, (Marathon Oil Corp.), Environmental Improvement Refunding Revenue Bonds (Series 1998), 5.500%, 12/01/2029	503,785
600,000		Allegheny County, PA IDA, (Marathon Oil Corp.), Environmental Improvement Refunding Revenue Bonds (Series 1998), 5.600%, 09/01/2030	602,520
1,300,000		Allegheny County, PA IDA, (United States Steel Corp.), Environmental Improvement Refunding Revenue Bonds (Series 2005), 5.500%, 11/01/2016	1,344,083
85,000		Allegheny County, PA IDA, Revenue Bonds (Series 2002B), 5.000%, (MBIA Insurance Corp. INS), 11/01/2022	88,739
415,000		Allegheny County, PA IDA, Revenue Bonds (Series 2002B), 5.000%, (United States Treasury PRF 11/1/2012@100), 11/01/2022	442,544
2,250,000		Allegheny County, PA, Refunding UT GO Notes (C-59B), (FSA INS), 11/01/2026	2,182,500
850,000		Bucks County, PA IDA, (Ann's Choice, Inc.), Retirement Community Revenue Bonds (Series 2005A), 6.250%, 01/01/2035	871,726
2,975,000		Burrell, PA School District, UT GO Bonds (Series 2005A), 5.000%, (FSA INS), 07/15/2025	3,113,337
187,000		Crawford County, PA Hospital Authority, (Wesbury United Methodist Community Obligated Group), Senior Living Facilities Revenue Bonds, 5.900%, 08/15/2009	187,103
1,100,000		Cumberland County, PA Municipal Authority, (Presbyterian Homes, Inc.), 5.000%, (Radian Asset Assurance INS), 12/01/2020	1,116,764
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Pennsylvania--continued
$250,000		Delaware County, PA Authority, (Neumann College), College Revenue Refunding Bonds (Series 1998A), 5.375%, 10/01/2018	$251,397
1,000,000		Lancaster County, PA Hospital Authority, (Lancaster General Hospital), Revenue Bonds, 5.500%, (United States Treasury PRF 9/15/2013@100), 03/15/2026	1,098,050
4,000,000		Lancaster, PA Higher Education Authority, (Franklin & Marshall College), College Revenue Bonds, 5.000%, 04/15/2021	4,179,360
1,000,000		Lehigh County, PA General Purpose Authority, (St. Lukes Hospital of Bethlehem), Hospital Revenue Bonds, 5.375%, (United States Treasury PRF 8/15/2013@100), 08/15/2033	1,087,590
500,000		Montgomery County, PA IDA, (Whitemarsh Continuing Care Retirement Community), Fixed Rate Mortgage Revenue Bonds (Series 2005), 6.250%, 02/01/2035	510,145
250,000		Pennsylvania State Higher Education Facilities Authority, (Dickinson College), Revenue Bonds (Series 2003AA1), 5.000%, (Radian Asset Assurance INS), 11/01/2026	250,513
1,000,000	[1,2]	Pennsylvania State Higher Education Facilities Authority, (Foundation for Indiana University of Pennsylvania), Residual Interest Tax-Exempt Securities (Series PA-1495), (XL Capital Assurance Inc. INS), 07/01/2039	788,160
1,000,000		Pennsylvania State Higher Education Facilities Authority, (LaSalle University), Revenue Bonds, 5.250%, 05/01/2023	1,020,560
500,000		Pennsylvania State Higher Education Facilities Authority, (Messiah College), Revenue Bonds (Series AA), 5.500%, (Radian Asset Assurance INS), 11/01/2022	517,535
500,000		Pennsylvania State Higher Education Facilities Authority, (UPMC Health System), Health System Revenue Bonds (Series A), 6.250%, 01/15/2018	542,145
1,000,000		Pennsylvania State Higher Education Facilities Authority, (UPMC Health System), Revenue Bonds (Series 2001A), 6.000%, 01/15/2022	1,071,470
500,000		Pennsylvania State Higher Education Facilities Authority, (UPMC Health System), Revenue Bonds, Series A, 6.000%, 01/15/2031	533,710
250,000		Pennsylvania State Higher Education Facilities Authority, (Ursinus College), Revenue Bonds, 5.250%, (Radian Asset Assurance INS), 01/01/2027	253,403
500,000		Philadelphia Authority for Industrial Development, (PresbyHomes Germantown/Morrisville), Senior Living Revenue Bonds (Series 2005A), 5.625%, 07/01/2035	505,875
1,500,000		St. Mary Hospital Authority, PA, (Catholic Health East), Health System Revenue Bonds (Series 2004B), 5.375%, (United States Treasury PRF 11/15/2014@100), 11/15/2034	1,651,500
500,000		Westmoreland County, PA IDA, (Redstone Presbyterian Seniorcare Obligated Group), Retirement Community Revenue Bonds (Series 2005A), 5.750%, 01/01/2026	492,210
		TOTAL	26,097,193
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Rhode Island--0.3%
$2,500,000		Rhode Island State Health and Educational Building Corp., (Brown University), Higher Education Facilities Revenue Bonds (Series 2007), 5.000%, 09/01/2037	$2,586,225
		South Carolina--1.5%
3,000,000		Kershaw County, SC Public Schools Foundation, (Kershaw County, SC School District), Installment Purchase Revenue Bonds (Series 2006), 5.000%, (CDC IXIS Financial Guaranty N.A. INS), 12/01/2028	3,103,920
825,000		Lancaster County, SC, (Sun City Carolina Lakes Improvement District), Assessment Revenue Bonds (Series 2006), 5.450%, 12/01/2037	717,948
1,445,000		Lexington County, SC Health Services District, Inc., (Lexington Medical Center), Refunding & Improvement Hospital Revenue Bonds, 5.750%, (United States Treasury PRF 11/1/2013@100), 11/01/2028	1,604,730
1,745,000		Myrtle Beach, SC, Hospitality Fee Revenue Bonds (Series 2004A), 5.375%, (FGIC INS), 06/01/2020	1,883,658
1,000,000		Newberry County, SC, (Newberry Community Memorial Hospital), Special Source Refunding Revenue Bonds, 5.250%, (Radian Asset Assurance INS), 12/01/2029	1,010,450
275,000		South Carolina Jobs-EDA, (Bon Secours Health System), EDRBs, Series 2002A, 5.500%, 11/15/2023	284,265
1,555,000		South Carolina Jobs-EDA, (Bon Secours Health System), Health System Revenue Bonds (Series A), 5.625%, 11/15/2030	1,602,661
2,000,000	[1,2]	South Carolina Jobs-EDA, (Palmetto Health Alliance), Residual Interest Tax-Exempt Securities (PA-1471), 08/01/2039	1,982,000
1,200,000		South Carolina Jobs-EDA, (Wesley Commons), First Mortgage Health Facilities Refunding Revenue Bonds (Series 2006), 5.300%, 10/01/2036	1,064,328
		TOTAL	13,253,960
		Tennessee--0.3%
2,000,000		Johnson City, TN Health & Education Facilities Board, (Mountain States Health Alliance), Hospital First Mortgage Revenue Bonds (Series 2006A), 5.500%, 07/01/2031	2,032,900
365,000		Knox County, TN Health Education & Housing Facilities Board, (Baptist Health System of East Tennessee), Hospital Facilities Revenue Bonds, 6.500%, 04/15/2031	371,676
		TOTAL	2,404,576
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Texas--3.9%
$1,545,000		Bexar County, Health Facilities Development Corp., (Army Retirement Residence Foundation), Refunding Revenue Bonds (Series 2007), 5.000%, 07/01/2033	$1,469,882
1,000,000		Canyon, TX ISD, Refunding & Improvement UT GO Bonds (Series 2002A), 5.375%, (United States Treasury PRF 2/15/2013 @100), 02/15/2024	1,085,740
6,625,000		Comal, TX ISD, School Building UT GO Bonds, 5.000%, (GTD by PSFG), 02/01/2031	6,781,549
2,655,000		Dallas, TX ISD, Refunding Building UT GO Bonds (Series 2004A), 5.000%, (GTD by PSFG), 08/15/2029	2,734,862
1,000,000		Decatur, TX Hospital Authority, (Wise Regional Health System), Hospital Revenue Bonds (Series 2004A), 7.125%, 09/01/2034	1,057,040
1,835,000		Galveston County, TX, LT GO Bonds (Series 2003C), 5.250%, (AMBAC INS), 02/01/2021	1,946,990
1,000,000		HFDC of Central Texas, Inc., (Legacy at Willow Bend), Retirement Facility Revenue Bonds (Series 2006A), 5.750%, 11/01/2036	957,900
1,000,000		Harris County, TX, Refunding Sr. Lien Toll Road Revenue Bonds, 5.000%, (FGIC INS), 08/15/2027	1,033,040
1,000,000		Lower Colorado River Authority, TX, Transmission Contract Refunding Revenue Bonds (Series 2003C), 5.250%, (AMBAC INS), 05/15/2018	1,062,050
200,000		Matagorda County, TX Navigation District No. 1, (CenterPoint Energy Houston Electric LLC), Collateralized Refunding Revenue Bonds, 5.600%, 03/01/2027	207,500
1,125,000		Mesquite, TX Health Facilities Development Corp., (Christian Care Centers, Inc.), Retirement Facility Revenue Bonds (Series 2005), 5.625%, 02/15/2035	1,125,259
500,000		North Central Texas HFDC, (Children's Medical Center of Dallas), Hospital Revenue Refunding Bonds (Series 2002), 5.250%, (AMBAC INS), 08/15/2022	522,515
1,250,000		North Central Texas HFDC, (Northwest Senior Housing Corp. Edgemere Project), Retirement Facility Revenue Bonds (Series 1999), 7.500%, (United States Treasury PRF 11/15/2009@102), 11/15/2029	1,368,225
750,000		Port of Corpus Christi, TX IDC, (Valero Energy Corp.), Revenue Refunding Bonds (Series C), 5.400%, 04/01/2018	756,158
250,000		Sabine River Authority, TX, (Texas Competitive Electric Holdings Co. LLC), PCR Refunding Bonds (Series 2003B), 6.150%, 08/01/2022	251,795
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Texas--continued
$1,000,000		San Leanna, TX Education Facilities Corp., (Saint Edward's University), Higher Education Revenue Bonds (Series 2007), 5.125%, 06/01/2027	$1,002,580
2,000,000		Tarrant County, TX Cultural Education Facilities Finance Corp., (Air Force Village), Retirement Facility Revenue Bonds (Series 2007), 5.125%, 05/15/2037	1,922,060
1,100,000		Tarrant County, TX Cultural Education Facilities Finance Corp., (Northwest Senior Housing Corp. Edgemere Project), Revenue Bonds, Series 2006A, 6.000%, 11/15/2036	1,113,574
3,400,000		Texas State Transportation Commission, (Texas State), Mobility Fund Bonds (Series 2005A), 5.000%, 04/01/2026	3,529,948
715,000		Travis County, TX Health Facilities Development Corp., (Querencia at Barton Creek), Retirement Facility Revenue Bonds, 5.650%, 11/15/2035	689,103
2,970,000		Wharton, TX ISD, School Building UT GO Bonds, 5.000%, (GTD by PSFG), 02/15/2032	3,046,359
		TOTAL	33,664,129
		Utah--0.8%
1,475,000		Utah State Board of Regents, (Utah State University), Revenue Bonds (Series 2004), 5.250%, (United States Treasury PRF 4/1/2014@100), 04/01/2020	1,610,641
5,000,000		Utah State Transit Authority, Sales Tax Revenue Bonds (Series 2002A), 5.000%, (United States Treasury PRF 12/15/2012@100), 06/15/2032	5,339,050
		TOTAL	6,949,691
		Virginia--0.7%
4,485,000		Tobacco Settlement Financing Corp., VA, Revenue Bonds, 5.625%, (United States Treasury PRF 6/1/2015@100), 06/01/2037	5,022,886
1,170,000		Virginia Peninsula Port Authority, (Brinks Co. (The)), Coal Terminal Revenue Refunding Bonds (Series 2003), 6.000%, 04/01/2033	1,218,508
		TOTAL	6,241,394
		Washington--2.1%
5,000,000		Douglas County, WA Public Utility District No. 001, Refunding Revenue Bonds (Series 2005B), 5.000%, (FGIC INS), 09/01/2030	5,173,200
4,455,000		Energy Northwest, WA, Columbia Generating Station Revenue Bonds (Series C), 5.000%, 07/01/2024	4,652,134
1,160,000		Energy Northwest, WA, Wind Project Revenue Bonds, 5.000%, (AMBAC INS), 07/01/2023	1,191,471
500,000		Skagit County, WA Public Hospital District No. 1, (Skagit Valley Hospital), Refunding Revenue Bonds (Series 2003), 6.000%, 12/01/2018	526,725
1,000,000		Skagit County, WA Public Hospital District No. 1, (Skagit Valley Hospital), Revenue Bonds (Series 2005), 5.500%, 12/01/2030	1,007,730
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Washington--continued
$1,000,000		Skagit County, WA Public Hospital District No. 1, UT GO Bonds (Series 2004: Skagit Valley Hospital), 5.500%, (MBIA Insurance Corp. INS), 12/01/2023	$1,090,410
820,000		Tacoma, WA Water, Refunding Revenue Bonds, 5.000%, (FSA INS), 12/01/2023	853,169
500,000		Tacoma, WA Water, Refunding Revenue Bonds, 5.000%, (FSA INS), 12/01/2022	522,115
1,250,000		Tobacco Settlement Authority, WA, Tobacco Settlement Asset Backed Revenue Bonds, 6.625%, 06/01/2032	1,294,300
1,625,000		Washington State Housing Finance Commission, (Skyline at First Hill), Nonprofit Revenue Bonds (Series 2007A), 5.625%, 01/01/2038	1,577,810
		TOTAL	17,889,064
		West Virginia--0.6%
1,000,000		Ohio County, WV County Commission, (Fort Henry Centre Tax Increment Financing District No. 1), Tax Increment Revenue Bonds (Series 2005A), 5.625%, 06/01/2034	958,740
2,900,000		Pleasants County, WV County Commission, (Allegheny Energy Supply Company LLC), PCR Revenue Refunding Bonds (Series 2007F), 5.250%, 10/15/2037	2,908,845
1,000,000		West Virginia State Hospital Finance Authority, (Camden Clark Memorial Hospital), Hospital Revenue & Improvement Refunding Bonds (Series 2004A), 5.250%, (FSA INS), 02/15/2019	1,055,740
		TOTAL	4,923,325
		Wisconsin--0.4%
160,000		Wisconsin State HEFA, (Beaver Dam Community Hospitals, Inc.), Revenue Bonds (Series 2004A), 6.750%, 08/15/2034	170,349
160,000		Wisconsin State HEFA, (Blood Center of Wisconsin, Inc.), Revenue Bonds (Series 2004), 5.750%, 06/01/2034	163,861
1,000,000		Wisconsin State HEFA, (Fort Healthcare, Inc.), Revenue Bonds (Series 2004), 6.100%, 05/01/2034	1,049,670
750,000		Wisconsin State HEFA, (Marshfield Clinic, WI), Revenue Bonds, Series 2006A, 5.375%, 02/15/2034	739,035
250,000		Wisconsin State HEFA, (Southwest Health Center), Revenue Bonds (Series 2004A), 6.250%, 04/01/2034	252,743
1,400,000		Wisconsin State HEFA, (Vernon Memorial Healthcare, Inc.), Revenue Bonds (Series 2005), 5.250%, 03/01/2035	1,313,144
		TOTAL	3,688,802
		TOTAL MUNICIPAL BONDS (IDENTIFIED COST $500,061,990)	504,696,340
Principal Amount			Value
		SHORT-TERM MUNICIPALS--5.3% [3]
		Alaska--0.2%
$1,800,000		Valdez, AK Marine Terminal, (Series 2003B) Daily VRDNs (BP Pipelines (Alaska) Inc.), (GTD by BP PLC), 3.580%, 11/1/2007	$1,800,000
300,000		Valdez, AK Marine Terminal, (Series 2003C) Daily VRDNs (BP Pipelines (Alaska) Inc.), (GTD by BP PLC), 3.580%, 11/1/2007	300,000
		TOTAL	2,100,000
		Arizona--0.5%
4,000,000		Apache County, AZ IDA, (Series 1983B) Weekly VRDNs (Tucson Electric Power Co.), (Bank of New York LOC), 3.290%, 11/7/2007	4,000,000
		District of Columbia--0.4%
3,000,000		District of Columbia, (Series 2000) Weekly VRDNs (Public Welfare Foundation, Inc.), (SunTrust Bank LOC), 3.440%, 11/7/2007	3,000,000
		Florida--0.2%
1,700,000		Martin County, FL PCRB, (Series 2000) Daily VRDNs (Florida Power & Light Co.), 3.590%, 11/1/2007	1,700,000
		Illinois--0.1%
1,200,000		Chicago, IL Board of Education, (Series 2005D-2) Daily VRDNs, (DePfa Bank PLC LIQ, CDC IXIS Financial Guaranty N.A. INS), 3.640%, 11/1/2007	1,200,000
		Massachusetts--0.3%
2,600,000		Commonwealth of Massachusetts, (Series 2000A) Daily VRDNs, (GTD by Landesbank Baden-Wuerttemberg LIQ), 3.580%, 11/1/2007	2,600,000
		Michigan--0.2%
1,900,000		Michigan State Hospital Finance Authority, (Series 1999 A) Weekly VRDNs (Covenant Retirement Communities, Inc.), (LaSalle Bank, N.A. LOC), 3.430%, 11/1/2007	1,900,000
		North Carolina--0.2%
2,000,000		North Carolina Medical Care Commission, (Series 2001A) Weekly VRDNs (Moses H. Cone Memorial), 3.430%, 11/1/2007	2,000,000
		Tennessee--2.9%
2,100,000		Blount County, TN Public Building Authority, (Series A-3-A) Daily VRDNs, (Landesbank Baden-Wuerttemberg LIQ, AMBAC INS), 3.620%, 11/1/2007	2,100,000
3,700,000		Blount County, TN Public Building Authority, Local Government Public Improvement Bonds (Series D10-B) Daily VRDNs (Roane, TN), (XL Capital Assurance Inc. INS, DePfa Bank PLC LIQ), 3.620%, 11/1/2007	3,700,000
1,200,000		Sevier County, TN Public Building Authority, (Series IV-A-2) Daily VRDNs (Sevier County, TN), (FSA INS, JPMorgan Chase Bank, N.A. LIQ), 3.620%, 11/1/2007	1,200,000
2,000,000		Sevier County, TN Public Building Authority, (Series IV-B-3) Daily VRDNs (Hamblen County, TN), (FSA INS, JPMorgan Chase Bank, N.A. LIQ), 3.620%, 11/1/2007	2,000,000
Principal Amount			Value
		SHORT-TERM MUNICIPALS [3] --continued
		Tennessee--continued
$1,910,000		Sevier County, TN Public Building Authority, (Series IV-B-7) Daily VRDNs (Johnson City, TN), (FSA INS, JPMorgan Chase Bank, N.A. LIQ), 3.620%, 11/1/2007	$1,910,000
200,000		Sevier County, TN Public Building Authority, (Series IV-C-4) Daily VRDNs (Cleveland, TN), (JPMorgan Chase Bank, N.A. LIQ, FSA INS), 3.620%, 11/1/2007	200,000
4,205,000		Sevier County, TN Public Building Authority, (Series IV-E-1) Daily VRDNs (Pigeon Forge, TN), (AMBAC INS, JPMorgan Chase Bank, N.A. LIQ), 3.620%, 11/1/2007	4,205,000
2,200,000		Sevier County, TN Public Building Authority, (Series IV-E-2) Daily VRDNs (Cocke County, TN), (AMBAC INS, JPMorgan Chase Bank, N.A. LIQ), 3.620%, 11/1/2007	2,200,000
3,265,000		Sevier County, TN Public Building Authority, (Series IV-E-3) Daily VRDNs (Union City, TN), (AMBAC INS, JPMorgan Chase Bank, N.A. LIQ), 3.620%, 11/1/2007	3,265,000
4,300,000		Sevier County, TN Public Building Authority, (Series VI-F-1) Daily VRDNs (Sevierville, TN), (XL Capital Assurance Inc. INS, DePfa Bank PLC LIQ), 3.570%, 11/1/2007	4,300,000
		TOTAL	25,080,000
		Utah--0.3%
1,400,000		Murray City, Utah Hospital Revenue, (Series 2005B) Daily VRDNs (IHC Health Services, Inc.), (JPMorgan Chase Bank, N.A. LIQ), 3.580%, 11/1/2007	1,400,000
800,000		Weber County, UT, (Series 2000C) Daily VRDNs (IHC Health Services, Inc.), 3.580%, 11/1/2007	800,000
		TOTAL	2,200,000
		TOTAL SHORT-TERM MUNICIPALS (AT COST)	45,780,000
		TOTAL INVESTMENTS-100.2% (IDENTIFIED COST $828,657,094) [4]	864,141,637
		OTHER ASSETS AND LIABILITIES - NET--(0.2)%	(1,921,782)
		TOTAL NET ASSETS--100%	$862,219,855

At October 31, 2007, the Fund held no securities that are subject to the federal alternative minimum tax (AMT) (unaudited).

1 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At October 31, 2007, these restricted securities amounted to $14,487,157, which represented 1.7% of total net assets.

2 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees. At October 31, 2007, these liquid restricted securities amounted to $9,654,999, which represented 1.1% of total net assets.

3 Current rate and next reset date shown for Variable Rate Demand Notes.

4 The cost of investments for federal tax purposes amounts to $829,976,972.

Note: The categories of investments are shown as a percentage of total net assets at October 31, 2007.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
AMBAC	--American Municipal Bond Assurance Corporation
COPs	--Certificates of Participation
EDA	--Economic Development Authority
EDRBs	--Economic Development Revenue Bonds
FGIC	--Financial Guaranty Insurance Company
FHA	--Federal Housing Administration
FSA	--Financial Security Assurance
GO	--General Obligation
GTD	--Guaranteed
HDA	--Hospital Development Authority
HEFA	--Health and Education Facilities Authority
HFDC	--Health Facility Development Corporation
IDA	--Industrial Development Authority
IDB	--Industrial Development Bond
IDC	--Industrial Development Corporation
IDFA	--Industrial Development Finance Authority
INS	--Insured
ISD	--Independent School District
LID	--Local Improvement District
LIQ	--Liquidity Agreement
LOC	--Letter of Credit
LT	--Limited Tax
PCR	--Pollution Control Revenue
PCRB(s)	--Pollution Control Revenue Bond(s)
PRF	--Prerefunded
PSFG	--Permanent School Fund Guarantee
Q-SBLF	--Qualified State Bond Loan Fund
SID	--Special Improvement District
TOBs	--Tender Option Bonds
UT	--Unlimited Tax
VRDNs	--Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2007

Assets:
Total investments in securities, at value (identified cost $828,657,094)		$864,141,637
Cash		24,254
Income receivable		8,531,714
Receivable for investments sold		6,702,745
Receivable for shares sold		2,957,832
TOTAL ASSETS		882,358,182
Liabilities:
Payable for investments purchased	$18,535,158
Payable for shares redeemed	1,012,318
Payable for distribution services fee (Note 5)	167,384
Payable for shareholder services fee (Note 5)	345,077
Accrued expenses	78,390
TOTAL LIABILITIES		20,138,327
Net assets for 71,415,358 shares outstanding		$862,219,855
Net Assets Consist of:
Paid-in capital		$802,381,278
Net unrealized appreciation of investments		35,484,543
Accumulated net realized gain on investments, foreign currency transactions and futures contracts		23,113,571
Undistributed net investment income		1,240,463
TOTAL NET ASSETS		$862,219,855
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($588,343,530 ÷ 48,722,897 shares outstanding), no par value, unlimited shares authorized		$12.08
Offering price per share (100/94.50 of $12.08) [1]		$12.78
Redemption proceeds per share		$12.08
Class B Shares:
Net asset value per share ($81,929,764 ÷ 6,788,336 shares outstanding), no par value, unlimited shares authorized		$12.07
Offering price per share		$12.07
Redemption proceeds per share (94.50/100 of $12.07) [1]		$11.41
Class C Shares:
Net asset value per share ($181,357,678 ÷ 15,027,210 shares outstanding), no par value, unlimited shares authorized		$12.07
Offering price per share		$12.07
Redemption proceeds per share (99.00/100 of $12.07) [1]		$11.95
Class F Shares:
Net asset value per share ($10,588,883 ÷ 876,915 shares outstanding), no par value, unlimited shares authorized		$12.08
Offering price per share (100/99.00 of $12.08) [1]		$12.20
Redemption proceeds per share (99.00/100 of $12.08) [1]		$11.96

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2007

Investment Income:
Interest			$23,722,947
Dividends (net of foreign taxes withheld of $147,995)			8,481,461
TOTAL INCOME			32,204,408
Expenses:
Investment adviser fee (Note 5)		$7,816,936
Administrative personnel and services fee (Note 5)		618,308
Custodian fees		31,444
Transfer and dividend disbursing agent fees and expenses		411,079
Directors'/Trustees' fees		9,475
Auditing fees		23,117
Legal fees		9,150
Portfolio accounting fees		179,293
Distribution services fee--Class B Shares (Note 5)		586,666
Distribution services fee--Class C Shares (Note 5)		1,176,099
Shareholder services fee--Class A Shares (Note 5)		1,353,865
Shareholder services fee--Class B Shares (Note 5)		195,555
Shareholder services fee--Class C Shares (Note 5)		390,453
Shareholder services fee--Class F Shares (Note 5)		4,887
Share registration costs		112,677
Printing and postage		69,652
Insurance premiums		9,145
Taxes		8,723
Miscellaneous		6,619
TOTAL EXPENSES		13,013,143
Waivers, Reimbursement and Expense Reduction (Note 5):
Waiver of investment adviser fee	$(3,373,308)
Waiver of administrative personnel and services fee	(22,657)
Reimbursement of other operating expenses	(8,723)
Fees paid indirectly from directed brokerage arrangements	(54,084)
TOTAL WAIVERS, REIMBURSEMENT AND EXPENSE REDUCTION		(3,458,772)
Net expenses			9,554,371
Net investment income			22,650,037
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions			23,273,573
Net change in unrealized appreciation of investments			(13,586,040)
Net realized and unrealized gain on investments and foreign currency transactions			9,687,533
Change in net assets resulting from operations			$32,337,570

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2007	2006
Increase (Decrease) in Net Assets
Operations:
Net investment income	$22,650,037	$17,309,344
Net realized gain on investments, foreign currency transactions and futures contracts	23,273,573	12,295,944
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	(13,586,040)	34,879,769
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	32,337,570	64,485,057
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(17,102,355)	(12,150,160)
Class B Shares	(1,864,684)	(1,490,246)
Class C Shares	(3,776,698)	(2,384,181)
Class F Shares	(80,004)	--
Distributions from net realized gains on investments and foreign currency transactions
Class A Shares	(8,078,435)	--
Class B Shares	(1,214,568)	--
Class C Shares	(2,158,118)	--
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(34,274,862)	(16,024,587)
Share Transactions:
Proceeds from sale of shares	304,957,668	229,043,100
Net asset value of shares issued to shareholders in payment of distributions declared	29,008,422	13,339,853
Cost of shares redeemed	(128,224,501)	(83,715,803)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	205,741,589	158,667,150
Change in net assets	203,804,297	207,127,620
Net Assets:
Beginning of period	658,415,558	451,287,938
End of period (including undistributed net investment income of $1,240,463 and $1,416,220, respectively)	$862,219,855	$658,415,558

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2007

1. ORGANIZATION

Federated Income Securities Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated Muni and Stock Advantage Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class F Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to seek to provide tax-advantaged income, with a secondary objective of capital appreciation.

Effective May 31, 2007, the Fund began offering Class F Shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees");
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium);
  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market;
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price;
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees; and
  Shares of other mutual funds are valued based upon their reported NAVs.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as distribution and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes and where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts

The Fund may periodically purchase or sell financial futures contracts to manage duration and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended October 31, 2007, the Fund had no net realized gains on futures contracts.

At October 31, 2007, the Fund had no outstanding futures contracts.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Trustees, held at October 31, 2007, is as follows:

Security	Acquisition Date	Acquisition Cost
California Statewide Communities Development Authority, (Thomas Jefferson School of Law), Refunding Revenue Bonds (Series 2005B), 4.875%, 10/01/2031	8/26/2005	$1,215,506
Director of the State of Nevada Department of Business and Industry, (Las Ventanas Retirement Community), Revenue Bonds (Series 2004A), 7.000%, 11/15/2034	12/23/2004	$1,279,850
New York City, NY IDA, (7 World Trade Center LLC), Liberty Revenue Bonds (Series A), 6.500%, 03/01/2035	3/15/2005	$2,500,000

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended October 31	2007		2006
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	16,086,496	$195,068,635	14,533,890	$167,253,455
Shares issued to shareholders in payment of distributions declared	1,859,876	22,456,589	922,524	10,660,714
Shares redeemed	(7,735,845)	(93,418,656)	(5,255,293)	(60,577,554)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	10,210,527	$124,106,568	10,201,121	$117,336,615

Year Ended October 31	2007		2006
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	1,754,729	$21,245,851	1,399,950	$16,109,981
Shares issued to shareholders in payment of distributions declared	208,387	2,515,581	102,425	1,182,527
Shares redeemed	(993,479)	(12,011,349)	(836,925)	(9,639,527)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	969,637	$11,750,083	665,450	$7,652,981

Year Ended October 31	2007		2006
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	6,443,859	$78,004,075	3,969,911	$45,679,664
Shares issued to shareholders in payment of distributions declared	327,992	3,958,482	129,513	1,496,612
Shares redeemed	(1,873,341)	(22,631,139)	(1,170,377)	(13,498,722)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	4,898,510	$59,331,418	2,929,047	$33,677,554

	Period Ended 10/31/2007 [1]		Year Ended 10/31/2006
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	883,888	$10,639,107	--	$--
Shares issued to shareholders in payment of distributions declared	6,496	77,770	--	--
Shares redeemed	(13,469)	(163,357)	--	--
NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	876,915	$10,553,520	--	$--
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	16,955,589	$205,741,589	13,795,618	$158,667,150

1 Reflects operations for the period from May 31, 2007 (date of initial public investment) to October 31, 2007.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions and discount accretion/premium amortization on debt securities.

For the year ended October 31, 2007, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
$(2,053)	$2,053

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2007 and 2006, was as follows:

	2007	2006
Tax-exempt income	$16,688,353	$11,213,634
Ordinary income [1]	$ 6,136,982	$ 4,810,953
Long-term capital gain	$11,449,527	--

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of October 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$330,888
Undistributed tax-exempt income	$909,575
Net unrealized appreciation	$34,164,665
Undistributed long-term capital gains	$24,433,449

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales and discount accretion/premium amortization on debt securities.

At October 31, 2007, the cost of investments for federal tax purposes was $829,976,972. The net unrealized appreciation of investments for federal tax purposes was $34,164,665. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $43,930,617 and net unrealized depreciation from investments for those securities having an excess of cost over value of $9,765,952.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and Adviser provides for an annual fee equal to 1.00% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion. For the year ended October 31, 2007, the Adviser voluntarily waived $3,373,308 of its fee and voluntarily reimbursed $8,723 of other operating expenses.

Certain of the Fund's assets are managed by Federated Investment Management Company (the "Sub-Adviser"). Under the terms of a sub-adviser agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended October 31, 2007, the Sub-Adviser earned a sub-adviser fee of $1,261,438.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended October 31, 2007, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $22,657 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2007, FSC retained $446,278 of fees paid by the Fund. For the year ended October 31, 2007, the Fund's Class A Shares did not incur a distribution services fee. Effective November 15, 2007, upon approval of the Fund's Trustees, the Plan for the Fund's Class A Shares was amended to reduce the distribution services fee for the Fund's Class A Shares from 0.25% to 0.05%.

Sales Charges

For the year ended October 31, 2007, FSC retained $577,521 in sales charges from the sale of Class A Shares. FSC also retained $18,679 of contingent deferred sales charges relating to redemptions of Class A Shares and $26,382 relating to Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended October 31, 2007, FSSC did not receive any fees paid by the Fund.

Expense Reduction

The Fund directs portfolio trades to brokers that in turn pay a portion of the Fund's operating expenses. For the year ended October 31, 2007, the Fund's expenses were reduced by $54,084 under these arrangements.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares (after the voluntary waivers and reimbursements) will not exceed 1.00%, 1.75%, 1.75% and 1.00%, respectively, for the fiscal year ending October 31, 2008. Although these actions are voluntary, the Adviser and its affiliates have agreed not to terminate these waivers and/or reimbursements until after December 31, 2008.

Interfund Transactions

During the year ended October 31, 2007, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $286,406,839 and $358,090,680, respectively.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2007, were as follows:

Purchases	$724,140,951
Sales	$524,639,222

7. LINE OF CREDIT

The Fund participates in a $150,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of October 31, 2007, there were no outstanding loans. During the year ended October 31, 2007, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of October 31, 2007, there were no outstanding loans. During the year ended October 31, 2007, the program was not utilized.

9. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as a fund's last NAV calculation in the first required financial statement reporting period. As a result, the Fund will adopt FIN 48 no later than April 30, 2008. At this time, management has concluded that the adoption of FIN 48 is not expected to have a material impact on the Fund's net assets or results of operations.

In addition, in September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

11. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended October 31, 2007, the amount of long-term capital gains designated by the Fund was $11,449,527.

For the year ended October 31, 2007, 73.1% of the distributions from net investment income is exempt from federal income tax, other than the federal AMT.

For the fiscal year ended October 31, 2007, 100% of total ordinary income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2007, 100% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED INCOME SECURITIES TRUST AND SHAREHOLDERS OF FEDERATED MUNI & STOCK ADVANTAGE FUND:

We have audited the accompanying statement of assets and liabilities of Federated Muni & Stock Advantage Fund (the "Fund") (one of the portfolios constituting Federated Income Securities Trust), including the portfolio of investments, as of October 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Muni & Stock Advantage Fund, a portfolio of Federated Income Securities Trust, at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
December 18, 2007

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2006, the Trust comprised seven portfolios, and the Federated Fund Complex consisted of 45 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: January 1986	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions : Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: January 2000	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 1987	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: October 1995	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: November 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc. (technology services company).

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: November 1991	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 2000	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Director, Midway Pacific (lumber); Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: January 1986	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Positions: Public Relations/Marketing Consultant/Conference Coordinator; National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 2000	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 721 E. McMurray Road McMurray, PA TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Prior to June 2006, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: January 1986	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: January 1986	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Joseph M. Balestrino Birth Date: November 3, 1954 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Joseph M. Balestrino is Vice President of the Trust. Mr. Balestrino joined Federated in 1986 and has been a Senior Portfolio Manager and Senior Vice President of the Fund's Adviser since 1998. He was a Portfolio Manager and a Vice President of the Fund's Adviser from 1995 to 1998. Mr. Balestrino served as a Portfolio Manager and an Assistant Vice President of the Adviser from 1993 to 1995. Mr. Balestrino is a Chartered Financial Analyst and received his Master's Degree in Urban and Regional Planning from the University of Pittsburgh.

Randall S. Bauer Birth Date: November 16, 1957 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Randall S. Bauer is Vice President of the Trust. Mr. Bauer joined Federated in 1989 and has been a Portfolio Manager and a Vice President of the Fund's Adviser since 1994 and a Senior Vice President of the Fund's Adviser beginning 2007. Mr. Bauer is a Chartered Financial Analyst and received his M.B.A. in Finance from the Pennsylvania State University.

John L. Nichol Birth Date: May 21, 1963 VICE PRESIDENT Began serving: May 2004	Principal Occupations: John L. Nichol is a Portfolio Manager of the Fund and is responsible for managing the Fund's equity portfolio. He is Vice President of the Trust. Mr. Nichol joined Federated in September 2000 as an Assistant Vice President/Senior Investment Analyst. He has been a Portfolio Manager since December 2000 and was named a Vice President of the Fund's Sub-Adviser in July 2001. Mr. Nichol served as a portfolio manager and analyst for the Public Employees Retirement System of Ohio from 1992 through August 2000. Mr. Nichol is a Chartered Financial Analyst. He received his M.B.A. with an emphasis in Finance and Management and Information Science from the Ohio State University.

Evaluation and Approval of Advisory Contract

FEDERATED MUNI AND STOCK ADVANTAGE FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory and subadvisory contracts at meetings held in May 2007. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory and subadvisory contracts.

During its review of these contracts, the Board considered compensation and benefits received by the Adviser and subadviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory and subadvisory contracts occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory and subadvisory contracts included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For both the one and three year periods ending December 31, 2006, the Fund's performance was above the median of the relevant peer group.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in areas such as personnel and processes for the portfolio management, compliance, and risk management functions; distribution efforts; and systems technology; that support all of the Federated funds, and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in independently prepared materials included in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

For the Fund's most recently completed fiscal year, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported his finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund's advisory and subadvisory contracts. For 2006, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Muni and Stock Advantage Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31420C837
Cusip 31420C829
Cusip 31420C811
Cusip 31420C720

31285 (12/07)

Federated is a registered mark of Federated Investors, Inc. 2007 (c)Federated Investors, Inc.

ITEM 2.     CODE OF ETHICS

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies -
Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer;
the registrant's Principal Financial Officer also serves as the Principal
Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the
Section 406 Standards for Investment Companies - Ethical Standards for Principal
Executive and Financial Officers.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board has determined that each member of the Board's Audit
Committee is an "audit committee financial expert," and that each such member is
"independent," for purposes of this Item.  The Audit Committee consists of the following Board members:  Thomas G. Bigley, John T. Conroy, Jr., Nicholas P.
Constantakis and Charles F. Mansfield, Jr.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)         Audit Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2007 - $135,200

                  Fiscal year ended 2006 - $121,736

(b)         Audit-Related Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2007 - $0

                  Fiscal year ended 2006 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $33,013
      respectively.  Fiscal year ended 2006- Fees for review of N-14 merger documents, fees for additional audit work performed in fiscal year 2006 and fee for issuance of consent from prior auditor.

(c)          Tax Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2007 - $0

                  Fiscal year ended 2006 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0
      respectively.

(d)         All Other Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2007 - $0

                  Fiscal year ended 2006 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $12,455 and $33,580
      respectively.  Fiscal year ended 2007 - Discussions related to accounting for swaps. Fiscal year ended 2006- Executive compensation analysis.

(e)(1)      Audit Committee Policies regarding Pre-approval of Services.

            The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor's independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-
approval by the Audit Committee.

            Certain services have the general pre-approval of the Audit
Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The
Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

            The Audit Committee has delegated pre-approval authority to its
Chairman.  The Chairman will report any pre-approval decisions to the Audit
Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

      The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

      In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the
Audit Committee.

AUDIT-RELATED SERVICES

      Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

      The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor's independence.  However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

      With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

      (1)         The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment
                  adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides
                  ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;
      (2)         Such services were not recognized by the registrant, the
                  registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity
                  controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the
                  registrant  at the time of the engagement to be non-audit
                  services; and
      (3)         Such services are promptly brought to the attention of the
                  Audit Committee of the issuer and approved prior to the
                  completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

      The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

      The SEC's rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

      Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit
Committee.

PROCEDURES

      Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal
Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

(e)(2)      Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

            4(b)

                  Fiscal year ended 2007 - 0%

                  Fiscal year ended 2006 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

            4(c)

                  Fiscal year ended 2007 - 0%

                  Fiscal year ended 2006 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

            4(d)

                  Fiscal year ended 2007 - 0%

                  Fiscal year ended 2006 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

(f)   NA

(g)   Non-Audit Fees billed to the registrant, the registrant's investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
            Fiscal year ended 2007 - $253,693

            Fiscal year ended 2006 - $301,191

(h)         The registrant's Audit Committee has considered that the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS

            Not Applicable

ITEM 6.     SCHEDULE OF INVESTMENTS

            Not Applicable

ITEM 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
            MANAGEMENT INVESTMENT COMPANIES

            Not Applicable

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

            Not Applicable

ITEM 9.     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
            COMPANY AND AFFILIATED PURCHASERS

            Not Applicable

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

            Not Applicable

ITEM 11.    CONTROLS AND PROCEDURES

(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c)
under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.    EXHIBITS

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE
INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE
SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

REGISTRANT  FEDERATED INCOME SECURITIES TRUST

BY          /S/ RICHARD A. NOVAK
            RICHARD A. NOVAK
            PRINCIPAL FINANCIAL OFFICER

DATE        DECEMBER 21, 2007

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE
INVESTMENT COMPANY ACT OF 1940, THIS REPORT HAS BEEN SIGNED BELOW BY THE
FOLLOWING PERSONS ON BEHALF OF THE REGISTRANT AND IN THE CAPACITIES AND ON THE
DATES INDICATED.

BY          /S/ J. CHRISTOPHER DONAHUE
            J. CHRISTOPHER DONAHUE
            PRINCIPAL EXECUTIVE OFFICER

DATE        DECEMBER 20, 2007

BY          /S/ RICHARD A. NOVAK
            RICHARD A. NOVAK
            PRINCIPAL FINANCIAL OFFICER

DATE        DECEMBER 21, 2007